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                            METRIS RECEIVABLES, INC.

                                   Transferor


            DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION

                                    Servicer


                                      and

                        THE BANK OF NEW YORK (DELAWARE)

                                    Trustee

               on behalf of the Series 1997-2 Certificateholders


                            SERIES 1997-2 SUPPLEMENT

                          Dated as of November , 1997

                                       to

                        POOLING AND SERVICING AGREEMENT

                            Dated as of May 26, 1995

                      ------------------------------------

                              METRIS MASTER TRUST

                    $455,000,000 Floating Rate Asset Backed
                      Certificates, Series 1997-2, Class A

                    $101,500,000 Floating Rate Asset Backed
                      Certificates, Series 1997-2, Class B

                     $98,000,000 Floating Rate Asset Backed
                      Certificates, Series 1997-2, Class C

                   $45,500,000 0% Asset Backed Certificates,
                             Series 1997-2, Class D


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



                               TABLE OF CONTENTS
                               -----------------


SECTION 1.                 Designation.................................  1

SECTION 2.                 Definitions.................................  1

SECTION 3.                 Reassignment Terms.......................... 29

SECTION 4.                 Delivery and Payment for the Series 1997-2
                              Certificates............................. 29

SECTION 5.                 Form of Delivery of Series 1997-2 Certifi-
                              cates; Denominations..................... 30

SECTION 6.                 Article IV of Agreement..................... 30


                                   ARTICLE IV
                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS.......... 30

SECTION 4.4                Rights of Certificateholders................ 30

SECTION 4.5                Collections and Allocation; Payments on
                              Exchangeable Transferor Certificate...... 31

SECTION 4.6                Determination of Interest for the Series
                              1997-2 Certificates...................... 32

SECTION 4.7                Determination of Principal Amounts.......... 35

SECTION 4.8                Shared Principal Collections................ 36

SECTION 4.9                Application of Funds on Deposit in
                              the Collection Account for the
                              Certificates............................. 36

SECTION 4.10               Coverage of Required Amount for the
                              Series 1997-2 Certificates............... 46

SECTION 4.11               Payment of Certificate Interest............. 47

SECTION 4.12               Payment of Certificate Principal............ 47

SECTION 4.13               Investor Charge-Offs........................ 50

                                                                       PAGE

SECTION 4.14               Pre-Funding Account......................... 51

SECTION 4.15               Increases in Invested Amount................ 53

SECTION 4.16               Reallocated Principal Collections
                              for the Series 1997-2 Certifi-
                              cates.................................... 54

SECTION 4.17               Determination of LIBOR...................... 55

SECTION 4.18               Payment Reserve Account..................... 56

SECTION 4.19               Principal Funding Account................... 57

SECTION 4.20               Accumulation Period Reserve Account......... 58

SECTION 4.21               Postponement of Accumulation Period......... 60

SECTION 4.22               Defeasance.................................. 60

SECTION 7.                 Article V of the Agreement.... ............. 61


                                   ARTICLE V
                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                              CERTIFICATEHOLDERS....................... 61

SECTION 5.1                Distributions............................... 61

SECTION 5.2                Certificateholders' Statement............... 64

SECTION 8.                 Series 1997-2 Pay Out Events................ 66

SECTION 9.                 Series 1997-2 Termination................... 68

SECTION 10.                Legends; Transfer and Exchange;
                              Restrictions on Transfer of Se-
                              ries 1997-2 Certificates; Tax
                              Treatment................................ 69

SECTION 11.                Compliance with Withholding Requirements.... 77

SECTION 12.                Tax Characterization of the Class C
                              Certificates............................. 77

                                                                       PAGE

SECTION 13.                Ratification of Agreement................... 77

SECTION 14.                Registration of the Class A Certif-
                              icates under the Securities Ex-
                              change Act of 1934....................... 78

SECTION 15.                Counterparts................................ 78

SECTION 16.                GOVERNING LAW............................... 78

SECTION 17.                Instructions in Writing..................... 78

SECTION 18.                Certain Amendments.......................... 78

SECTION 19.                Paired Series............................... 79


         EXHIBITS

Exhibit A-1                Form of Class A Investor Certificate
Exhibit A-2                Form of Class B Investor Certificate
Exhibit A-3                Form of Class C Investor Certificate
Exhibit A-4                Form of Class D Investor Certificate
Exhibit B                  Form of Monthly Certificateholder's Statement
Exhibit C                  Form of Investment Letter

                  SERIES 1997-2 SUPPLEMENT, dated as of November ___, 1997 (this "Series Supplement") by and among METRIS RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as Servicer (the "Servicer"), and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation organized and existing under the laws of the State of Delaware as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), under the Pooling and Servicing Agreement dated as of May 26, 1995 as amended, supplemented or otherwise modified from time to time (the "Agreement") among the Transferor, the Servicer and the Trustee.

                  Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates.

                  Pursuant to this Series Supplement, the Trans- feror and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

                  SECTION 1. Designation. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1997-2 Certificates." The Series 1997-2 Certificates shall be issued in four Classes, which shall be designated generally as the Floating Rate Asset Backed Certificates, Series 1997-2, Class A (the "Class A Certificates"), the Floating Rate Asset Backed Certificates, Series 1997-2, Class B (the "Class B Certificates"), the Floating Rate Asset Backed Certificates, Series 1997-2, Class C (the "Class C Certificates") and the 0% Asset Backed Certificates, Series 1997-2, Class D (the "Class D Certificates").

                  SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the

Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1997-2 Certificates. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1997-2 Certificates and no other Series of Certificates issued by the Trust.

                  "ABC Adjusted Invested Amount" shall mean as of any Business Day the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount minus the amount then on deposit in the Principal Funding Account.

                  "Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on the last day of the October 2001 Monthly Period or such later date as is determined in accordance with Section 4.21 of the Agreement and ending on the first to occur of (a) the commencement of the Early Amortization Period and
(b) the Series 1997-2 Termination Date.

                  "Accumulation Period Factor" shall mean, for any Monthly Period, a fraction, the numerator of which is equal to the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the allocation percentages applicable for Principal Collections, and the denominator of which is equal to the sum of (a) the sum of the Class A Invested Amount, Class B Invested Amount and Class C Invested Amount, (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the allocation percentages applicable for Principal Collections (other than Series 1997-2 and any Class of any such Series retained by the Transferor) which are not expected to be in their revolving periods during such Monthly Period, and (c) the sum of the numerators used to calculate the allocation percentages applicable for Principal Collections of all Classes of other outstanding Series which are not allocating Shared Principal Collections and are expected to be in their revolving periods during such Monthly Period.

                  "Accumulation Period Length" shall have the meaning assigned such term in Section 4.21 of the Agreement.

                  "Accumulation Period Reserve Account" shall have the meaning specified in Section 4.20(a) of the Agreement.

                  "Accumulation Shortfall" shall initially mean zero and thereafter shall mean, with respect to any Monthly Period during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to Section 4.12 of the Agreement with respect to the Series 1997-2 Certificates for the previous Monthly Period.

                  "Additional Interest" shall mean, at any time of determination, the sum of the Class A Additional Interest, Class B Additional Interest and Class C Additional Interest.

                  "Adjusted Invested Amount" shall mean as of any Business Day the Invested Amount minus the sum of the amount then on deposit in the Principal Funding Account and the Series Allocation Percentage of the amount then on deposit in the Excess Funding Account.

                  "Amortization Period" shall mean the Accumula-tion Period or the Early Amortization Period.

                  "Amortization Period Commencement Date" shall mean the earlier of the first day of the Accumulation Period and the Pay Out Commencement Date.

                  "Available Investor Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (i) an amount equal to the Fixed/Floating Allocation Percentage of all Principal Collections (less the amount of Reallocated Principal Collections) received during such Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Series 1997-2 Certificates pursuant to subsection 4.9(d) of the Agreement with respect to such Monthly Period and, on and after the Pay Out Commencement Date, any amount on deposit in the Pre-Funding Account, (iii) the aggregate amount allocated with respect to the Inves-tor Default Amount and the Series Allocation Percentage of any Adjustment Payments paid pursuant to subsections 4.9(a)(v) and 4.9(a)(vi) of the Agreement with respect to such Monthly Period, any reimbursements of unreimbursed Investor Charge-Offs pursuant to subsections 4.9(a)(vii), (x), (xi) and (xii) of the Agreement with respect to such Monthly Period and further in each case, pursuant to subsections 4.10(a) and (b), 4.16(a), (b) and (c), 4.19(b) and 4.20(b), (c) and (d) of the Agreement, and (iv) the aggregate Shared Principal Collections allocated to the Series 1997-2 Certificates pursuant to Section 4.8 of the Agreement with respect to such Monthly Period.

                  "Available Reserve Account Amount" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Accumulation Period Reserve Account as of such date (before giving effect to any withdrawal made or to be made pursuant to subsection 4.20(c) of the Agreement from the Accumulation Period Reserve Account on such Transfer Date) and (b) the Required Reserve Account Amount for such Transfer Date.

                  "Available Series 1997-2 Finance Charge Collections" shall have the meaning specified in subsection 4.9(a) of the Agreement.

                  "Base Rate" shall mean, with respect to any Monthly Period, the sum of (i) the weighted average of the Class A Certificate Rate, the Class B Certificate Rate and the Class C Certificate Rate as of the last day of such Monthly Period (weighted based on the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, respectively, as of the last day of such Monthly Period) plus (ii) the product of 2.00% per annum and the percentage equivalent of a fraction the numerator of which is the Adjusted Invested Amount and the denominator of which is the Invested Amount, each as of the last day of such Monthly Period.

                  "Carryover Class A Interest" shall mean with respect to any Business Day (a) any Class A Interest due but not paid on any previous Distribution Date plus (b) any Class A Additional Interest due on the next succeeding Distribution Date.

                  "Carryover Class B Interest" shall mean with respect to any Business Day (a) any Class B Interest due but not paid on any previous Distribution Date plus (b) any Class B Additional Interest due on the next succeeding Distribution Date.

                  "Carryover Class C Interest" shall mean with respect to any Business Day (a) any Class C Interest due but not paid on any previous Distribution Date plus (b) any Class C Additional Interest due on the next succeeding Distribution Date.

                           "Class A Additional Interest" shall have the
meaning specified in subsection 4.6(a) of the Agreement.

                  "Class A Adjusted Invested Amount" shall mean, for any date of determination, an amount not less than zero equal to the then current Class A Invested Amount minus the Principal Funding Account Balance on such date.

                  "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificateholders' Interest" shall mean the portion of the Series 1997-2 Certificateholders' Interest evidenced by the Class A Certificate.

                  "Class A Certificate" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

                  "Class A Certificate Rate" shall mean % per annum from the Closing Date through and including December 21, 1997 and with respect to each Interest Period thereafter, a per annum rate ____% in excess of LIBOR as determined on the related LIBOR Determination Date.

                  "Class A Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

                  "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A Certificates, which is $455,000,000.

                  "Class A Interest" shall mean the interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a) of the Agreement.

                  "Class A Interest Shortfall" shall have the meaning specified in subsection 4.6(a) of the Agreement.

                  "Class A Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class A Initial Invested Amount less the Class A Percentage of the initial deposit to the Pre-Funding Account plus the Class A Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class A Certificateholders through and including such Business Day, minus (c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior Distribution Dates pursuant to subsection 4.9(a)(vii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.16(a), (b) and (c), 4.19(b) and 4.20(b), (c) and (d) of the
Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause (c).

                  "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.13(d) of the Agreement.

                  "Class A Outstanding Principal Amount" shall mean with respect to the Class A Certificates, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments (including principal payments made from the Pre-Funding Account) made to the Class A
Certificateholders on or prior to such Business Day.

                  "Class A Percentage" shall mean a fraction the numerator of which is the Class A Initial Invested Amount and the denominator of which is the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount.

                  "Class A Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the sum of the Class A Invested Amount and the Class A Percentage of funds on deposit in the Pre-Funding Account as of such Record Date (determined after taking into account any increases or decreases in the Class A Invested Amount which will occur, and the amount of funds which will be on deposit in the Pre-Funding Account, on the following Distribution Date) to the Class A Initial Invested Amount.

                  "Class A Pre-Funded Amount" shall mean the product of the Pre-Funded Amount and the Class A Percentage.

                  "Class A Principal" shall mean the principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a) of the Agreement.

                  "Class A Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class A Interest for the then current Monthly Period, (ii) any Carryover Class A Interest, (iii) if DMCCB or an Affiliate of DMCCB is no longer the Servicer, the Class A Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class A Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class A Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related Transfer Date and (vi) the unreimbursed amount by which the Class A Invested Amount has been reduced on prior Business Days pursuant to clause (c) of the definition of Class A Invested

Amount over (y) the Available Series 1997-2 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses
(x)(i) through (vi) above.

                  "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b) of the Agreement.

                  "Class B Adjusted Invested Amount" shall mean, for any date of determination, an amount not less than zero equal to the then current Class B Invested Amount minus the excess, if any, of the Principal Funding Account Balance over the Class A Invested Amount on such date of determination.

                  "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificateholders' Interest" shall mean the portion of the Series 1997-2 Certificateholders' Interest evidenced by the Class B Certificates.

                  "Class B Certificate Rate" shall mean % per annum from the Closing Date through and including December 21, 1997 and with respect to each Interest Period thereafter, a per annum rate ____% in excess of LIBOR as determined on the related LIBOR Determination Date.

                  "Class B Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

                  "Class B Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all series then outstanding used to calculate the applicable allocation percentage.

                  "Class B Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

                  "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B Certificates, which is $101,500,000.

                  "Class B Interest" shall mean the interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b) of the Agreement.

                  "Class B Interest Shortfall" shall have the meaning specified in subsection 4.6(b) of the Agreement.

                  "Class B Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class B Initial Invested Amount less the Class B Percentage of the initial deposit to the Pre-Funding Account plus the Class B Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class B Certificateholders through and including such Business Day, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Business Days, and plus (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(x) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.16(a) and (b), 4.19(b) and 4.20(b), (c) and (d) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

                  "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.13(c) of the Agreement.

                  "Class B Outstanding Principal Amount" shall mean with respect to the Class B Certificates, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount minus (b) the aggregate amount of principal payments (including principal payments made from the Pre-Funding Account) made to the Class B Certificateholders on or prior to such Business Day.

                  "Class B Percentage" shall mean a fraction the numerator of which is the Class B Initial Invested Amount and the denominator of which is the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount.

                  "Class B Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the sum of the Class B Invested Amount and the Class B Percentage of funds on deposit in the Pre-Funding Account as of such Record Date (determined after taking into account any increases or decreases in the Class B Invested Amount which will occur, and the amount of funds which will be on deposit in the Pre-Funding Account, on the following Distribution Date) to the Class B Initial Invested Amount.

                  "Class B Pre-Funded Amount" shall mean the product of the Pre-Funded Amount and the Class B Percentage.

                  "Class B Principal" shall mean the principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b) of the Agreement.

                  "Class B Principal Payment Commencement Date" shall mean the earlier of (a) (i) with respect to the Accumulation Period, the Expected Final Payment Date or (ii) during the Early Amortization Period, the first

Distribution Date on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1997-2 Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the first Distribution Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2(a), 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

                  "Class B Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the Class B Interest for the then current Monthly Period, (ii) any Carryover Class B Interest, (iii) if DMCCB or an Affiliate of DMCCB is no longer the Servicer, the Class B Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class B Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class B Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related Transfer Date and (vi) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount over (y) the Available Series 1997-2 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (vi) above.

                  "Class C Additional Interest" shall have the meaning specified in subsection 4.6(c) of the Agreement.

                  "Class C Adjusted Invested Amount" shall mean, for any date of determination, an amount not less than zero equal to the then current Class C Invested Amount minus the excess, if any, of the Principal Funding Account Balance over the Class A Invested Amount and Class B Invested Amount on such date of determination.

                  "Class C Certificateholder" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.

                  "Class C Certificateholders' Interest" shall mean the portion of the Series 1997-2 Certificateholders' Interest evidenced by the Class C Certificates.

                  "Class C Certificate Rate" shall mean the rate specified in the Class C Reserve Account Agreement.

                  "Class C Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

                  "Class C Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

                  "Class C Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

                  "Class C Initial Invested Amount" shall mean the aggregate initial principal amount of the Class C Certificates, which is $98,000,000.

                  "Class C Interest" shall mean the interest distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.6(c) of the Agreement.

                  "Class C Interest Shortfall" shall have the meaning specified in subsection 4.6(c) of the Agreement.

                  "Class C Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class C Initial Invested Amount less the Class C Percentage of the initial deposit to the Pre-Funding Account plus the Class C Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class C Certificateholders through and including such Business Day, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Business Days, and plus (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xi) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.16(a), 4.19(b) and 4.20(b), (c) and (d) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

                  "Class C Investor Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

                  "Class C Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount minus (b) the aggregate amount of principal payments (including principal payments made from the Pre-Funding Account) made to Class C Certificateholders prior to such Business Day.

                  "Class C Percentage" shall mean a fraction the numerator of which is the Class C Initial Invested Amount and the denominator of which is the sum of the Class A

Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount.

                  "Class C Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the sum of the Class C Invested Amount and the Class C Percentage of funds on deposit in the Pre-Funding Account as of such Record Date (determined after taking into account any increases or decreases in the Class C Invested Amount which will occur, and the amount of funds on deposit in the Pre-Funding Account, on the following Distribution Date) to the Class C Initial Invested Amount.

                  "Class C Principal" shall mean the principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(c) of the Agreement.

                  "Class C Principal Payment Commencement Date" shall mean the earlier of (a) (i) with respect to the Accumulation Period, the Expected Final Payment Date or (ii) during the Early Amortization Period, the first Distribution Date on which the Class B Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1997-2 Certificates remaining after payments have been made to the Class B Certificates on such Distribution Date, the Distribution Date following the first Distribution Date on which the Class B Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2(a), 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

                  "Class C Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class C Interest for the then current Monthly Period, (ii) any Carryover Class C Interest, (iii) if DMCCB or an Affiliate of DMCCB is no longer the Servicer, the Class C Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class C Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class C Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Trans-feror but not made on the related Transfer Date and (vi) the unreimbursed amount by which the Class C Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class C Invested Amount over (y) the Available Series 1997-2 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses
(x)(i) through (vi) above.

                  "Class C Reserve Account" shall have the meaning specified in the Class C Reserve Account Agreement.

                  "Class C Reserve Account Agreement" shall mean the Class C Reserve Account Agreement dated as of the Closing Date among the Transferor, the Servicer and the Trustee as amended and supplemented from time to time.

                  "Class C Trigger Event" shall have the meaning specified in the Class C Reserve Account Agreement.

                  "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

                  "Class D Certificateholders' Interest" shall mean the portion of the Series 1997-2 Certificateholders' Interest evidenced by the Class D Certificate.

                  "Class D Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4 hereto.

                  "Class D Excess Amounts" shall mean with respect to any Business Day, the excess of the Class D Invested Amount over the Stated Class D Amount on such day after taking into account all adjustments of the ABC Adjusted Invested Amount on such day.

                  "Class D Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receiv-ables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

                  "Class D Floating Allocation Percentage" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount on such day after taking into account all adjustments of the Class D Invested Amount on such day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

                  "Class D Initial Invested Amount" shall mean the aggregate initial principal amount of the Class D Certificates, which is $45,500,000.

                  "Class D Interest Shortfall" shall have the meaning specified in subsection 4.6(d) of the Agreement.

                  "Class D Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the initial principal balance of the Class D Certificates, minus (b) the aggregate amount of principal payments made to Class D Certificateholders through and including such Business Day, minus (c) the aggregate amounts by which the Transferor has reduced the Class D Invested Amount pursuant to subsection 4.12(d) of the Agreement, minus (d) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Reallocated Principal Collections for all prior Business Days, plus (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.19(b) and 4.20(b), (c) and (d) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

                  "Class D Investor Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement.

                  "Class D Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class D Initial Invested Amount minus (b) the aggregate amount of principal payments made to Class D Certificateholders prior to such Business Day.

                  "Class D Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class D Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class D Invested Amount which will occur on the following Distribution Date) to the Class D Initial Invested Amount.

                  "Class D Principal" shall mean the principal distributable in respect of the Class D Certificate as specified in subsection 4.7(d) of the Agreement.

                  "Class D Principal Payment Commencement Date" shall mean the earlier of (a) during the Amortization Period, the first Distribution Date on which the Class C Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1997-2 Certificates remaining after payments have been made to the Class C Certificates on such Distribution Date, the Distribution Date following the first Distribution Date on which the Class C Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2(a), 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

                  "Closing Date" shall mean November ___, 1997.

                  "Controlled Accumulation Amount" shall mean, for any Transfer Date with respect to the Accumulation Period prior to the payment in full of the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, $54,541,666.67; provided, however, that if the Accumulation Period Length is determined to be less than 12 months pursuant to subsection 4.21 of the Agreement, the Controlled Accumulation Amount for each Transfer Date with respect to the Accumulation Period prior to the payment in full of the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, will be equal to (i) the product of (x) the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount and (y) the Accumulation Period Factor for the Monthly Period preceding such Transfer Date divided by (ii) the Required Accumulation Factor Number.

                  "Controlled Deposit Amount" shall mean, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

                  "Covered Amount" shall mean, with respect to any Interest Accrual Period during the Accumulation Period prior to the payment in full of the sum of the Class A Invested Amount, Class B Invested Amount and the Class C Invested Amount, the product of (a) the weighted average of the Class A Certificate Rate, the Class B Certificate Rate and the Class C Certificate Rate, each in effect with respect to such Interest Accrual Period, (b) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (c) the Principal Funding Account Balance (up to the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount) as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Accrual Period ends.

                  "Default Amount" shall mean, (i) on any Business Day other than the Default Recognition Date, the aggregate amount of Principal Receivables in Accounts which became Defaulted Accounts on such Business Day and (ii) on any Default Recognition Date the aggregate amount of Principal Receivables in Accounts which became Defaulted Accounts during the then current Monthly Period (other than such Accounts which were included in clause (i)).

                  "Default Recognition Allocation Percentage" shall mean, with respect to each Default Recognition Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average Invested Amount for the related Monthly Period and the denominator of which is the Weighted Average Principal Receivables in the Trust for the related Monthly Period.

                  "Default Recognition Date" shall mean the last day of each calendar month; provided, however, that with respect to any Monthly Period the "related Default Recognition Date" shall mean the Default Recognition Date occurring closest to the last day of such Monthly Period and any amounts allocated or applied on such Default Recognition Date shall be deemed to apply to the related Monthly Period.

                  "Distribution Date" shall mean December 20, 1997, and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

                  "Early Amortization Period" shall mean the period beginning on the earlier of (a) the day on which a Pay Out Event occurs or is deemed to have occurred and (b) the Expected Final Payment Date if the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have not been paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount have been paid in full and (ii) the Scheduled Series 1997-2 Termination Date.

                  "Enhancement" shall mean, with respect to the Class A Certificates, the subordination of the Class B Invested Amount, the Class C Invested Amount, and the Class D Invested Amount, with respect to the Class B Certificates, the subordination of the Class C Invested Amount and the Class D Invested Amount, and with respect to the Class C Certificates, the subordination of the Class D Invested Amount and the amount, if any, on deposit from time to time in the Class C Reserve Account.

                  "Excess Finance Charge Collections" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(xvii) of the Agreement allocated to the Series 1997-2 Certificates but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1997-2 Certificates.

                  "Expected Final Payment Date" shall mean the November 2002 Distribution Date.

                  "FASIT" shall have the meaning specified in Section 18 of this Series Supplement.

                  "Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

                  "Floating Allocation Percentage" shall mean for any Business Day the sum of the applicable Class A Floating Allocation Percentage, Class B Floating Allocation Percentage, Class C Floating Allocation Percentage, and Class D Floating Allocation Percentage for such Business
Day.

                  "Full Invested Amount" shall mean $700,000,000.

                  "Funding Period" shall mean the period from and including the Closing Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full Invested Amount; (y) the first day on which a Pay Out Event is deemed to occur; and (z) the first day of the March 1998 Monthly Period.

                  "Initial Invested Amount" shall mean an amount equal to the sum of (i) the Class A Initial Invested Amount less the Class A Percentage of the Initial Pre-Funded Amount, plus the Class A Percentage of any withdrawals from the Pre-Funding Account during the Funding Period in connection with the addition of Receivables to the Trust; (ii) the Class B Initial Invested Amount less the Class B Percentage of the Initial Pre-Funded Amount, plus the Class B Percentage of any withdrawals from the Pre-Funding Account during the Funding Period in connection with the addition of Receivables to the Trust; (iii) the Class C Initial Invested Amount less the Class C Percentage of the Initial Pre-Funded Amount, plus the Class C Percentage of any withdrawals from the Pre-Funding Account during the Funding Period in connection with the addition of Receivables to the Trust; and (iv) the Class D Initial Invested Amount.

                  "Initial Pre-Funded Amount" shall mean $__________.

                  "Interest Accrual Period" shall mean, with respect to a Distribution Date, the period from and including the preceding Distribution Date to but excluding such Distribution Date; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to but excluding the initial Distribution Date.

                  "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day,
(c) the Class C Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Business Day.

                  "Investor Certificateholder" shall mean the Holder of record of an Investor Certificate of Series 1997-2.

                  "Investor Certificates" shall mean the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificate.

                  "Investor Charge-Offs" shall mean the sum of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs.

                  "Investor Default Amount" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount identified since the prior reporting date and the Floating Allocation Percentage applicable for such Business Day.

                  "Investor Percentage" shall mean, for any Business Day, (a) with respect to Finance Charge Collections prior to the Pay Out Commencement Date, Receivables in Defaulted Accounts at any time and Principal Collections during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Finance Charge Collections on and after the Pay Out Commencement Date and Principal Collections during the Amortization Period, the Fixed/Floating Allocation Percentage.

                  "LIBOR" shall mean, as of any LIBOR Determination Date, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Interest Accrual Period in accordance with the provisions of Section 4.17 of the Agreement.

                  "LIBOR Determination Date" shall mean the second Business Day prior to the commencement of each Interest Accrual Period; provided, however, that with respect to the period from the Closing Date through December 21, 1997, LIBOR Determination Date shall mean November ___, 1997. For purposes of this definition, a Business Day is any day on which banks in London and New York are open for the transaction of international business.

                  "Minimum Retained Percentage" shall mean 2%.

                  "Minimum Transferor Percentage" shall mean 0%; provided, however, that in certain circumstances such percentage may be increased.

                  "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1997-2 Certificates shall begin on and include the Closing Date and shall end on and include November 30, 1997.

                  "Negative Carry Amount" shall have the meaning specified in subsection 4.10(a) of the Agreement.

                  "Paired Series" shall have the meaning specified in Section 19 of this Series Supplement.

                  "Paying Agent" shall mean, for the Series 1997-2 Certificates, The Bank of New York.

                  "Payment Reserve Account" shall have the meaning specified in subsection 4.18 of the Agreement.

                  "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1997-2 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

                  "Portfolio Adjusted Yield" shall mean, with respect to any Monthly Period, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate for such Monthly Period from the Portfolio Yield for such Monthly Period.

                  "Portfolio Yield" shall mean for the Series 1997-2 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1997-2 Finance Charge Collections for such Monthly Period (not including the amounts on deposit in the Payment Reserve Account and Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in prior Monthly Periods, if any) plus the Principal Funding Account Investment Proceeds, investment earnings on amounts on deposit in the Pre-Funding Account deposited into the Collection Account pursuant to subsection 4.14(b) of the Agreement on the related Transfer Date and amounts withdrawn from the Accumulation Period Reserve Account, if any, with respect to such Monthly Period calculated on a cash basis, minus the aggregate Investor Default Amount for such Monthly Period and the Series Allocation Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Pooling and Servicing Agreement for such Monthly Period, and the denominator of which is the average daily Invested Amount plus the Pre-Funded Amount during the preceding Monthly Period; provided, however, that Excess Finance Charge Collections applied for the benefit of the Certificateholders may be added to the numerator if a Ratings Event with respect to the Series 1997-2 Certificates would not occur as a result thereof.

                  "Pre-Funded Amount" shall mean (a) the Initial Pre-Funded Amount, minus (b) the amount of any increases in the Invested Amount during the Funding Period pursuant to Section 4.15 of the Agreement, minus (c) the amount of any principal losses on funds on deposit in the Pre-Funding Account and minus (d) the amount withdrawn from the Pre-Funding Account and deposited in the Excess Funding Account.

                  "Pre-Funding Account" shall mean the account established and maintained pursuant to subsection 4.14(a) of the Agreement.

                  "Principal Funding Account" shall have the meaning set forth in subsection 4.19 of the Agreement.

                  "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                  "Principal Funding Account Investment Proceeds" shall mean, with respect to each Interest Accrual Period during the Accumulation Period, the investment earnings on funds on deposit in the Principal Funding Account (net of investment losses and expenses) for such Interest Accrual Period.

                  "Principal Shortfalls" shall mean on any Business Day (x) for Series 1997-2, (i) during the Accumulation Period, the amount, if any, by which the Controlled Deposit Amount for the Transfer Date immediately following the then current Monthly Period exceeds the total of the amounts described in clauses (v), (w), (x) and (y) of subsection 4.9(c)(i), and (ii) at all other times, the Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day or (y) for any other Series the amounts specified as such in the Supplement for such other Series.

                  "QIB" shall mean a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

                  "Rating Agency" shall mean Standard & Poor's, a Division of the McGraw-Hill Companies, and Moody's Investors Service, Inc.

                  "Reallocated Class B Principal Collections" shall have the meaning specified in subsection 4.16(c) of the Agreement.

                  "Reallocated Class C Principal Collections" shall have the meaning specified in subsection 4.16(b) of the Agreement.

                  "Reallocated Class D Principal Collections" shall have the meaning specified in subsection 4.16(a) of the Agreement.

                  "Reallocated Principal Collections" shall mean the sum of Reallocated Class B Principal Collections, Reallocated Class C Principal Collections and Reallocated Class D Principal Collections.

                  "Reference Banks" shall mean four major banks in the London interbank market selected by the Trustee.

                  "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Receivables, expressed as a decimal, for the 12 months preceding the date of such calculation.

                  "Required Amount" shall have the meaning specified in subsection 4.10(b) of the Agreement.

                  "Required Reserve Account Amount" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall have (i) provided the Servicer and the Trustee with evidence that the Rating Agency Condition has been satisfied and (ii) delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1997-2.

                  "Reserve Account Funding Date" shall mean the earliest of (a) the first day of the third Monthly Period preceding the first full day of the Accumulation Period; (b) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than ____%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 12 months prior to the first full day of the Accumulation Period; (c) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than ____%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 6 months prior to the first full day of the Accumulation Period; or (d) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than ____%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 4 months prior to the first full day of the Accumulation Period.

                  "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

                  "Scheduled Series 1997-2 Termination Date" shall mean the May 2006 Distribution Date.

                  "Series 1997-2" shall mean the Series of the Metris Master Trust represented by the Series 1997-2 Certificates.

                  "Series 1997-2 Allocation Percentage" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Invested Amount and the denominator of which is the sum of the Invested Amounts relating to all other Series then outstanding.

                  "Series 1997-2 Certificates" shall mean the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificate.

                  "Series 1997-2 Certificateholder" shall mean the holder of record of any Series 1997-2 Certificate.

                  "Series 1997-2 Certificateholders' Interest" shall have the meaning specified in Section 4.4 of the Agreement.

                  "Series 1997-2 Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

                  "Series 1997-2 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1997-2 Certificates are paid in full, or (ii) the Scheduled Series 1997-2 Termination Date.

                  "Series Servicing Fee Percentage" shall mean 2.00% per annum.

                  "Servicing Fee" shall mean for any Monthly Period, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days in such Monthly Period and the denominator of which is 365 or 366, (ii) the applicable Series Servicing Fee Percentage and (iii) the Adjusted Invested Amount as of the beginning of the day on the first day of such Monthly Period, or, in the case of the Funding Period, the Initial Invested Amount as of the beginning of the day on the first day of such Monthly Period.

                  "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 1997-2 Certificates which, in accordance with subsections 4.9(b) and 4.9(c)(v) of the Agreement, may be applied in accordance with Section 4.3(d) of the Agreement or (b) the amounts allocated to the investor certificates of other Series which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1997-2 Certificates.

                  "Stated Class D Amount" shall mean the greater of (i) zero and (ii) a number rounded to the nearest Dollar equal to the product of 6.952% percent and the ABC Adjusted Invested Amount; provided, however, that in no event shall the Stated Class D Amount be less than $19,635,000, except that if the ABC Adjusted Invested Amount is equal to zero, the Stated Class D Amount shall be zero; and provided further that during any Early

Amortization Period the Stated Class D Amount shall be equal to the Stated Class D Amount immediately preceding the commencement of the Early Amortization Period.

                  "Targeted Holder" shall mean (i) each holder of a right to receive interest or principal with respect to the Class C Certificates (or other interests in the Trust), other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for Federal income tax purposes, and (ii) any holder of a right to receive any amount in respect of the Transferor Interest; provided, that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

                  "Termination Payment Date" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event or a Class C Trigger Event and the occurrence of the Scheduled Series 1997-2 Termination Date.

                  "Transfer" shall have the meaning specified in subsection 10(a) of this Series Supplement.

                  "Transferor Finance Charge Collections" shall mean on any Business Day the product of (a) the Finance Charge Collections for such Business Day, (b) the Transferor Percentage and (c) the Series Allocation Percentage.

                  "Transferor Retained Certificates" shall mean investor certificates of any Series, which may include the Class D Certificate, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Certificates.

                  "Transferor Retained Finance Charge Collections" shall mean with respect to each Business Day other than a Default Recognition Date, the amount specified in subsection 4.9(a)(xvii) of the Agreement.

                  "Weighted Average Invested Amount" shall mean with respect to any Monthly Period the weighted average Adjusted Invested Amount based on the Adjusted Invested

Amount outstanding on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

                  "Weighted Average Principal Receivables" shall mean with respect to any Monthly Period the weighted average sum of the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

                  "Withholding Event" shall have the meaning specified in subsection 10(b) of this Series Supplement.

                  "Withholding Tax" shall have the meaning specified in subsection 10(b) of this Series Supplement.

                  SECTION 3. Reassignment Terms. The Series 1997-2 Certificates shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount would be reduced to an amount less than or equal to 10% of the sum of the highest Class A Invested Amount, the highest Class B Invested Amount and the highest Class C Invested Amount during the Revolving Period. The deposit required in connection with any such termination and final distribution shall be equal to the sum of the unpaid Class A Invested Amount, the unpaid Class B Invested Amount and the unpaid Class C Invested Amount plus accrued and unpaid interest on the Class A Certificates, Class B Certificates and Class C Certificates through the day prior to the Distribution Date on which the final distribution occurs, in each case after giving effect to any payments on such date.

                  SECTION 4. Delivery and Payment for the Series 1997-2 Certificates. The Transferor shall execute and deliver the Series 1997-2 Certificates to the Trustee for authentication in accordance with Section 6.1 of the

Agreement. The Trustee shall deliver the Series 1997-2 Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

                  SECTION 5. Form of Delivery of Series 1997-2 Certificates; Denominations. (a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1 and 6.10 of the Agreement and shall be issued in minimum denominations of $1,000 and integral multiples thereof. The Class C Certificates shall be delivered as Registered Certificates as provided in Section 6.1 of the Agreement and shall be issued in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof. The Class D Certificates shall be delivered as Registered Certificates as provided in Section 6.1 of the Agreement.

                           (b) The Depositary for Series 1997-2 shall
be The Depository Trust Company and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

                  SECTION 6. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement.
Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1997-2 Certificates:


                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

                  SECTION 4.4 Rights of Certificateholders. The Series 1997-2 Certificates shall represent undivided interests in the Trust, including the right to receive, to the extent necessary to make the required payments with respect to such Series 1997-2 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and the Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections (including Finance Charge Collections) available in the Collection Account, (b) funds allocable to the Series 1997-2 Certificates on deposit in the Excess Funding Account and
(c) funds on deposit in the Interest Funding Account, the Principal Account, the Principal Funding Account, the Accumulation Period Reserve Account, the Distribution Account, the Payment Reserve Account and the Pre-Funding Account (for such Series, the "Series 1997-2 Certificateholders' Interest"). The Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class A Certificates; the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class B Certificates; and the Class D Invested Amount shall be subordinated to the Class C Certificates, in each case to the extent provided in this Article IV. The Class B Certificates will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. The Class C Certificates will not have the right to receive payments of principal until the Class A Invested Amount and the Class B Invested Amount have been paid in full. The Class D Certificates will not have the right to receive payments of principal, other than to the extent of Class D Excess Amounts, until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full.

                  SECTION 4.5 Collections and Allocation; Payments on Exchangeable Transferor Certificate.

                           (a)  Collections and Allocations.  The
Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1997-2 Certificates, and all funds on deposit in the Interest Funding Account, the Principal Account, the Principal Funding Account, the Accumulation Period Reserve Account, the Distribution Account, the Payment Reserve Account and the Pre-Funding Account maintained for this Series, as described in this
Article IV. On each Business Day, (i) the amount of Finance Charge Collections available in the Collection Account allocable to Series 1997-2 Certificates shall be determined by multiplying the aggregate amount of such Finance Charge Collections by (x) prior to the Pay Out Commencement Date, the Floating Allocation Percentage and (y) on and after the Pay Out Commencement Date, the Fixed/Floating Allocation Percentage, (ii) the amount of Principal Collections available in the Collec-tion Account allocable to the Series 1997-2 Certificates shall be determined by multiplying the aggregate amount of such Principal Collections by (x) during the Revolving Period, the Floating Allocation Percentage and (y) during any Amortization Period, the Fixed/Floating Allocation Percentage, and (iii) the Receivables in Defaulted Accounts allocable to the Series 1997-2 Certificates shall be determined by multiplying the aggregate amount of such Receivables in Defaulted Accounts by the Floating Allocation Percentage. In addition, on the Closing Date the Transferor shall make a deposit to the Interest Funding Account in the amount of $ to be allocated to the Series 1997-2 Certificates and applied as Available Series 1997-2 Finance Charge Collections in accordance with subsection 4.9(a) of the Agreement.

                           (b)  Payments to the Holder of the Ex-
changeable Transferor Certificate. On each Business Day, the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate in accordance with subsection 4.3(b) of the Agreement.

                  Notwithstanding the foregoing, amounts payable to the Transferor pursuant to this subsection 4.5(b) shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

                  SECTION 4.6 Determination of Interest for the Series 1997-2 Certificates. (a) The amount of monthly interest (the "Class A Interest") allocable to the Class A Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class A Certificate Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and
(iii) the Class A Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the product of (u) the Class A Initial Invested Amount, (v) ___ divided by 360, and (w) the Class A Certificate Rate determined on November , 1997).

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class A Certificateholders in respect of interest on such Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders, equal to the product of (i) the Class A Certificate Rate,
(ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) such Class A Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

                  (b) The amount of monthly interest (the "Class B Interest") allocable to the Class B Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class B Certificate Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and
(iii) the Class B Invested Amount as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the product of (u) the Class B Initial Invested Amount, (v) ___ divided by 360, and (w) the Class B Certificate Rate determined on November , 1997); provided, however, that with respect to any Distribution Date related to the Funding Period the amount described in clause (iii) shall be the Class B Outstanding Principal Amount at the close of business on the first day of such Interest Accrual Period.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Interest for the

Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class B Certificateholders in respect of interest on such Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders, equal to the product of (i) the Class B Certificate Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) such Class B Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

                  (c) The amount of monthly interest (for the Series 1997-2 Certificates, the "Class C Interest") allocable to the Class C Certificates of the Series 1997-2 Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class C Certificate Rate,
(ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class C Invested Amount as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the product of (u) the Class C Initial Invested Amount, (v) ___ divided by 360, and (w) the Class C Certificate Rate determined on November , 1997); provided, however, that with respect to any Distribution Date related to the Funding Period the amount described in clause (iii) shall be the Class C Outstanding Principal Amount at the close of business on the first day of such Interest Accrual Period.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class C Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class C Certificateholders in respect of interest on such

Distribution Date. If there is a Class C Interest Shortfall with respect to any Distribution Date, an additional amount ("Class C Additional Interest") shall be payable as provided herein with respect to the Class C Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class C Interest Shortfall is paid to Class C Certificateholders, equal to the product of (i) the Class C Certificate Rate,
(ii) such Class C Interest Shortfall remaining unpaid and (iii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to Class C Certificateholders only to the extent permitted by applicable law.

                  SECTION 4.7 Determination of Principal Amounts. (a) The amount of principal (the "Class A Principal") distributable from the Distribution Account or available for deposit into the Principal Funding Account with respect to the Class A Certificates for each Distribution Date with respect to the Amortization Period shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to the related Transfer Date, (ii) for each Distribution Date with respect the Accumulation Period, prior to the payment in full of the Class A Invested Amount and on or prior to the Expected Final Payment Date, the applicable Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Invested Amount on such Transfer Date.

                  (b) The amount of principal (the "Class B Principal") distributable from the Distribution Account or available for deposit into the Principal Funding Account with respect to the Class B Certificates for each Distribution Date, beginning with the Class B Principal Payment Commencement Date, shall be equal to the least of (i) the Available Investor Principal Collections remaining on deposit in the Principal Account with respect to the related Transfer Date after application thereof to Class A Principal, if any,
(ii) for each Distribution Date with respect to the Accumulation Period, on or prior to the Expected Final Payment Date, the applicable Controlled Deposit Amount for such Transfer Date (minus the Class A Principal with respect to such Transfer Date) and

(iii) the Class B Adjusted Invested Amount on such Transfer Date.

                  (c) The amount of principal (the "Class C Principal") distributable from the Distribution Account or available for deposit into the Principal Funding Account with respect to the Class C Certificates for each Distribution Date, beginning with the Class C Principal Payment Commencement Date, shall be equal to the least of (i) the Available Investor Principal Collections remaining on deposit in the Principal Account with respect to the related Transfer Date after application thereof to Class A Principal and Class B Principal, if any, (ii) for each Distribution Date with respect to the Accumulation Period, on or prior to the Expected Final Payment Date, the applicable Controlled Deposit Amount for such Transfer Date (minus the Class A Principal and the Class B Principal with respect to such Transfer Date) and
(iii) the Class C Adjusted Invested Amount on such Transfer Date.

                  (d) The amount of principal (the "Class D Principal") distributable from the Distribution Account with respect to the Class D Certificates for each Distribution Date, beginning with the Class D Principal Payment Commencement Date, or, in the case of distributions of Class D Excess Amounts, on each Distribution Date during the Accumulation Period, shall be equal to the lesser of (i) the Available Investor Principal Collections remaining on deposit in the Principal Account with respect to the related Transfer Date after application thereof to Class A Principal, Class B Principal and Class C Principal, if any, (ii) the Class D Invested Amount on such Transfer Date and (iii) in the case of distributions of Class D Excess Amounts, the Class D Excess Amount.

                  SECTION 4.8 Shared Principal Collections. Shared Principal Collections allocated to Available Investor Principal Collections for the Series 1997-2 Certificates and to be applied to Class A Principal, Class B Principal, Class C Principal and Class D Principal pursuant to subsection 4.9(c)(i)(z) of the Agreement for any Business Day with respect to the Amortization Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1997-2 Certifi-cates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared Principal Collections allocated to Available Investor Principal Collections for the Series 1997-2 Certificates shall be zero.

                  SECTION 4.9 Application of Funds on Deposit in the Collection Account for the Certificates. (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent of the sum of (x) prior to the Pay Out Commencement Date, the Floating Allocation Percentage of the sum of Finance Charge Collections and the amount of Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in a prior Monthly Period, available in the Collection Account or, on and after the Pay Out Commencement Date, the Fixed/Floating Allocation Percentage of the sum of Finance Charge Collections and the amount of Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made by not made in a prior Monthly Period, available in the Collection Account, and (y) amounts on deposit in the Payment Reserve Account, if any, if and to the extent the Transferor designates that such amounts are to be so applied (the "Available Series 1997-2 Finance Charge Collections"; provided, that with respect to the Closing Date the amount deposited by the Transferor into the Interest Funding Account pursuant to subsection 4.5(a) of the Agreement shall also constitute Available Series 1997-2 Finance Charge Collections) the amounts required to be withdrawn from the Collection Account pursuant to subsections 4.9(a)(i) through 4.9(a)(xvii) of the Agreement.

                           (i) Class A Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class A Certificateholders, to the extent of the Available Series 1997-2 Finance Charge Collections for such Business Day, an amount equal to the lesser of (x) the Available Series 1997-2 Finance Charge Collec-tions and (y) the excess of (1) the sum of Class A Interest and Carryover Class A Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class A Interest that constitutes Class A Additional Interest shall be payable or distributable to Class A Certificateholders only to the extent permitted by applicable law.

                           (ii) Class B Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class B Certificateholders, to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and (y) the excess of (1) the sum of Class B Interest and Carryover Class B Interest over
         (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class B Interest that constitutes Class B Additional Interest shall be payable or distributable to Class B Certificateholders only to the extent permitted by applicable law.

                           (iii) Class C Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class C Certificateholders, to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsections 4.9(a)(i) and
         (ii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and (y) the excess of (1) the sum of Class C Inter-est and Carryover Class C Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class C Monthly Interest that constitutes Class C Additional Interest shall be payable or distributable to Class C Certificateholders only to the extent permitted by applicable law.

                           (iv) Investor Servicing Fee. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and (y) the excess of (i) the Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

                           (v) Investor Default Amount. On each Business Day, first if such day is the Default Recognition Date for the related Monthly Period, the Transferor will deposit (as described below) Transferor Retained Finance Charge Collections for each prior day in the Current Monthly Period and second the Trustee, acting in accordance with instructions from the Servicer, shall withdraw to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and, if such day is the related Default Recognition Date for such Monthly Period, an amount equal to the aggregate Transferor Retained Finance Charge Collections for each prior day during the related Monthly Period and (y) the sum of (1) the aggregate Investor Default Amount for such Business Day plus (2) the unpaid Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and (B) to be treated as Available Investor Principal Collections during the Amortization Peri-od.

                           (vi) Adjustment Payment Shortfalls. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and
         (y) an amount equal to the Series Allocation Percentage of any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Investor Principal Collections.

                           (vii) Reimbursement of Class A Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and (y) the unreimbursed Class A Investor Charge-Offs, if any, will be applied to reimburse Class A Investor Charge-Offs, such amount during the Revolving Period, to be treated as Shared Principal Collections, and during the Amortization Period, to be treated as Available Investor Principal Collections.

                           (viii) Unpaid Class B Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class B Certificateholders on the next Distribution

         Date, to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and (y) the sum of (1) the amount of interest which has accrued with respect to the Class B Outstanding Principal Amount at the Class B Certificate Rate but which has not been deposited into the Interest Funding Account or paid to the Class B Certificateholders and (2) any additional interest (to the extent permitted by applicable law) at the Class B Certificate Rate for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class B Certificateholders.

                           (ix) Unpaid Class C Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class C Certificateholders on the next Distribution Date, to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and (y) the sum of (1) the amount of interest which has accrued with respect to the Class C Outstanding Principal Amount at the Class C Certificate Rate but which has not been deposited into the Interest Funding Account or paid to the Class C Certificateholders and (2) any additional interest (to the extent permitted by applicable law) at the Class C Certificate Rate for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class C Certificateholders.

                           (x) Reimbursement of Class B Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the

         Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and
         (d) of the definition of Class B Invested Amount, if any, such amount,
         (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Investor Principal Collections.

                           (xi) Reimbursement of Class C Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (x) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and (y) the unreimbursed amount by which the Class C Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class C Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Investor Principal Collections.

                           (xii) Reimbursement of Class D Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and (y) the unreimbursed amount by which the Class D Invested Amount has been reduced on prior Business

         Days pursuant to clauses (c) and (d) of the definition of Class D Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Investor Principal Collections.

                           (xiii) Class C Reserve Account. On each Business Day, the Trustee, acting in accordance with instructions from the Transferor, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and (y) the amount specified to be deposited in the Class C Reserve Account pursuant to the Class C Reserve Account Agreement and the Servicer shall deposit such amount, if any, in the Class C Reserve Account.

                           (xiv) Accumulation Period Reserve Account. On each Business Day on and after the Reserve Account Funding Date, but prior to the date on which the Accumulation Period Reserve Account terminates pursuant to subsection 4.20(d) of the Agreement, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xiii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and (y) the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount and the Servicer shall deposit such amount, if any, in the Accumulation Period Reserve Account.

                           (xv) Payment Reserve Account. On each Business Day, the Trustee, acting in accordance with instructions from the Transferor, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series


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



         1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xiv) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1997-2 Finance Charge Collections and (y) the amount designated by the Transferor in writing (which includes facsimile transmission) in its instructions to the Trustee on such Business Day and the Servicer shall deposit such amount, if any, in the Payment Reserve Account.

                           (xvi) Excess Finance Charge Collections. Any amounts remaining in the Collection Account to the extent of any Available Series 1997-2 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) through (xv) of the Agreement, shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Collection Account and to first make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such certificateholders from Finance Charge Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then on each Business Day other than the Default Recognition Date, to pay to the Transferor to be treated as "Transferor Retained Finance Charge Collections," and, on each Default Recognition Date, to pay any remaining Excess Finance Charge Collections to the Transferor.

                  (b) For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of (i) the Floating Allocation Percentage and (ii) Principal Collections with respect to such Business Day (less the amount of Reallocated Principal Collections on such Business Day) will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.3(d) of the Agreement.

                  (c)  For each Business Day on and after the
Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account, the Excess Funding Account or the Pre-Funding Account and other accounts as described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

                           (i) an amount (not in excess of the Invested Amount) equal to the sum of (v) the product of the Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof applied as Reallocated Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Series 1997-2 Certificates on such Business Day pursuant to subsection 4.9(d) of the Agreement, (x) amounts to be paid pursuant to subsections 4.9(a)(v), (vi), (vii), (x), (xi) and (xii) of the Agreement from Available Series 1997-2 Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b), 4.16(a), (b) and (c), 4.19(b) and 4.20(b), (c) and (d) of the
         Agreement on such Business Day, (y) on and after the Pay Out Commencement Date, any amount on deposit in the Pre-Funding Account on such Business Day (less investment earnings thereon) and (z) the amount of Shared Principal Collections allocated to the Series 1997-2 Certificates in accordance with Section 4.8 of the Agreement on such Business Day, will be deposited into the Principal Account; provided, however that with respect to any Monthly Period during the Controlled Accumulation Period, the aggregate amount required to be deposited in the Principal Account pursuant to this subsection 4.9(c)(i) shall not exceed the sum of the Controlled Deposit Amount and, at the option of the Transferor, the Class D Excess Amount.

                           (ii) an amount equal to the excess, if any, of (A) the sum of the amounts described in clauses (i)(v) and (x) above over
         (B) the sum of Class A Principal, Class B Principal and Class C Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(d) of the Agreement; and

                           (iii) on the Class C Principal Payment Commencement Date, the amount, if any, allocated with respect to Class C Investor Charge-Offs pursuant to clause (ii) of the second sentence of Section
         3.2 of the Class C Reserve Account Agreement will be deposited into the Principal Account.

                  (d) On the first Business Day of the Amortization Period funds on deposit in the Excess Funding Account will be deposited in the Principal Account to the extent of the lesser of (x) the Invested Amount and
(y) the product of (i) the amount on deposit in the Excess Funding Account at the beginning of the Amortization Period and (ii) a fraction, the numerator of which is equal to the Invested Amount and the denominator of which is equal to the sum of the invested amounts of all Series in amortization periods on such day.

                  SECTION 4.10 Coverage of Required Amount for the Series 1997-2 Certificates. (a) To the extent that any amounts are on deposit in the Excess Funding Account or the Pre-Funding Account on any Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1997-2 Finance Charge Collections in subsections 4.9(a)(i) through (xiv) of the Agreement, Transferor Finance Charge Collections in an amount (the "Negative Carry Amount") equal to the excess of (x) the product of (a) the Base Rate, (b) the amounts on deposit in the Excess Funding Account and the Pre-Funding Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account and Pre-Funding Account are invested.

                  (b) To the extent that on any Business Day payments are being made pursuant to any of subsections 4.9(a)(i) through (xiv) of the Agreement, respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1997-2 Finance Charge Collections in subsections 4.9(a)(i) through (xiv) of the Agreement, all or a portion of the Excess Finance Charge Collections from other Series with respect to such Business Day allocable to the Series 1997-2 Certificates in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1997-2 Finance Charge Collections and Transferor Finance Charge Collections on such Business Day (the "Required Amount"). Excess Finance Charge Collections allocated to the Series 1997-2 Certificates for any Business Day shall mean an amount equal to the product of
(x) Excess Finance Charge Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

                  SECTION 4.11 Payment of Certificate Interest. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the preceding Monthly Period allocable to the Series 1997-2 Certificates and deposit such amount in the Distribution Account. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (w) the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(i) of the Agreement, (x) the Class B Certificateholders from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsections 4.9(a)(ii) and (viii) of the Agreement, (y) the Class C Certificateholders from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsections 4.9(a)(iii) and
(ix) of the Agreement, and (z) the Class D Certificateholders from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(xv) of the Agreement.

                  SECTION 4.12 Payment of Certificate Principal.

                  (a) On the Transfer Date preceding each Distribution Date with respect to the Amortization Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit into the Distribution Account with respect to the Early Amortization Period, or the Principal Funding Account with respect to the Accumulation Period, to the extent of funds available, an amount equal to the Class A Principal for such Distribution Date. On each Distribution Date with respect to the Early Amortization Period until the Class A Invested Amount is paid in full, or on the Expected Final Payment Date with respect to the Accumulation Period following any deposit to the Distribution Account pursuant to subsection 4.12(f), the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class A Certificateholders from the Distribution Account such amounts deposited with respect to Class A Principal into the Distribution Account on the related Transfer Date.

                  (b) On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Transfer Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account with respect to the Early Amortization Period, or the Principal Funding Account with respect to the Accumulation Period, to the extent of funds available, an amount equal to the Class B Principal for the related Distribution Date. On and after the Class B Principal Payment Commencement Date, on each Distribution Date with respect to the Early Amortization Period until the Class B Invested Amount is paid in full or on the Expected Final Payment Date with respect to the Accumulation Period following any deposit to the Distribution Account pursuant to subsection 4.12(f), the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class B Certificateholders from the Distribution Account such amounts deposited with respect to Class B Principal into the Distribution Account on the related Transfer Date.

                  (c) On the Transfer Date preceding the Class C Principal Payment Commencement Date and each Transfer Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily

Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account with respect to the Early Amortization Period, or the Principal Funding Account with respect to the Accumulation Period, to the extent of funds available, an amount equal to the Class C Principal for the related Distribution Date. On and after the Class C Principal Payment Commencement Date, on each Distribution Date with respect to the Early Amortization Period until the Class C Invested Amount is paid in full or on the Expected Final Payment Date with respect to the Accumulation Period following any deposit to the Distribution Account pursuant to subsection 4.12(f), the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class C Certificateholders from the Distribution Account such amounts deposited with respect to Class C Principal into the Distribution Account on the related Transfer Date.

                  (d) On the Transfer Date preceding the Class D Principal Payment Commencement Date and each Transfer Date thereafter, or, in the case of distributions of Class D Excess Amounts, on each Transfer Date during the Accumulation Period preceding a Distribution Date on which a distribution shall be made with respect to Class D Excess Amounts, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class D Principal for the related Distribution Date. On the Class D Principal Payment Commencement Date after the payment of any principal amounts to the Class A Certificates, the Class B Certificates and the Class C Certificates on such day, and on each Distribution Date thereafter until the Class D Invested Amount is paid in full and on each Distribution Date during the Accumulation Period on which amounts are to be distributed with respect to Class D Excess Amounts, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class D Certificateholder from the Distribution Account such amounts deposited with respect to Class D Principal into the Distribution Account on the related Transfer Date; provided, however, that, if so designated in writing by the Transferor with respect to any such Transfer Date, any such payment of Class D Principal shall not be made to the Class D Certificateholder and such amount shall be subtracted from the Class D Invested Amount and added to the Transferor Interest.

                  (e) Any amounts remaining in the Principal Account and allocable to the Series 1997-2 Certificates, after the Class D Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.3(d) of the Agreement.

                  (f) On the earlier to occur of (i) the first Transfer Date with respect to the Early Amortization Period and (ii) the Transfer Date immediately preceding the Expected Final Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account for distribution first to Class A Certificateholders up to an amount equal to the Class A Invested Amount, second to Class B Certificateholders up to an amount equal to the Class B Invested Amount, and third to Class C Certificateholders up to an amount equal to the Class C Invested Amount.

                  SECTION 4.13 Investor Charge-Offs. (a) If, on any Determination Date, the aggregate Investor Default Amount and the Series Allocation Percentage of unpaid Adjustment Payments, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series 1997-2 Finance Charge Collections applied to the payment thereof pursuant to subsections 4.9(a)(v) and (vi) of the Agreement, the amount of Transferor Finance Charge Collections and Excess Finance Charge Collections allocated thereto pursuant to Section 4.10 of the Agreement, the amount of Reallocated Principal Collections applied with respect thereto pursuant to Section 4.16 of the Agreement, the amount of Principal Funding Account Investment Proceeds applied with respect thereto pursuant to subsection 4.19(b), the amount of Pre-Funding Account investment proceeds applied with respect thereto pursuant to Section 4.14(c), amounts withdrawn from the Accumulation Period Reserve Account and applied with respect to the Investor Default Amount pursuant to subsection 4.20(c) and the Series Allocation Percentage of unpaid Adjustment Payments with respect to such Monthly Period, the Class D Invested Amount will be reduced by the amount by which the remaining aggregate Investor Default Amount and


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



Series Allocation Percentage of unpaid Adjustment Payments exceed the amount applied with respect thereto during such preceding Monthly Period (a "Class D Investor Charge-Off").

                  (b) In the event that any such reduction of the Class D Invested Amount would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be reduced to zero, and, the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class C Investor Charge-Off").

                  (c) In the event that any such reduction of the Class C Invested Amount would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and, the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class B Investor Charge-Off").

                  (d) In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class A Investor Charge-Off").


                  SECTION 4.14. Pre-Funding Account. (a) Establishment of the Pre-Funding Account. The Transferor hereby directs the Servicer, for the benefit of the Series 1997-2 Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 1997-2 Certificateholders, with a Qualified Institution (which initially shall be The Bank of New York) a segregated trust account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-2 Certificateholders. The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 1997-2 Certificateholders, without recourse, all of its right, title and interest in, to and under the Pre-Funding Account, any Cash Equivalent on deposit therein and any proceeds of the foregoing, including the investment earnings. The Pre-Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1997-2 Certificateholders. If, at any time, the institution holding the Pre-Funding Account ceases to be a Qualified Institution, the Transferor shall direct the Servicer to establish within 10 Business Days a new Pre-Funding Account meeting the conditions specified above with a Qualified Institution, transfer any cash and/or any investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the "Pre-Funding Account." In addition, after five days notice to the Trustee, the Transferor may direct the Servicer to establish a new Pre-Funding Account meeting the conditions specified above with a different Qualified Institution, transfer any cash and/or investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be, for the Series 1997-2 Certificates, the "Pre-Funding Account." Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Pre-Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

                  (b) Administration of Pre-Funding Account. The Transferor shall on the Closing Date deposit in the Pre-Funding Account the Initial Pre-Funded Amount. On the Business Day preceding each Transfer Date, the Servicer shall withdraw from the Pre-Funding Account and deposit in the Collection Account all interest and other investment income on the Pre-Funded Amount. Interest (including reinvested interest) and other investment income on funds on deposit in the Pre-Funded Account shall not be considered part of the Pre-Funded Amount for purposes of this Agreement. Funds on deposit in the Pre-

Funding Account shall be withdrawn by the Servicer and paid to the Transferor to the extent of any increases in the Invested Amount pursuant to Section 4.15 of the Agreement. If the Pay Out Commencement Date occurs during the Funding Period, the remaining Pre-Funded Amount will be applied to make principal payments with respect to the Certificates in accordance with subsection 4.9(c) of the Agreement. The Servicer shall withdraw the remaining Pre-Funded Amount, if any, on deposit in the Pre-Funding Account on the first Business Day of the March 1998 Monthly Period and deposit such amount into the Excess Funding Account.

                  (c) Investment of Funds in Pre-Funding Account. Funds on deposit in the Pre-Funding Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Pre-Funding Account on any Distribution Date, after giving effect to any withdrawals from the Pre-Funding Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date and, on such Transfer Date, such proceeds shall be applied as if they were Available Series 1997-2 Finance Charge Collections available to be applied pursuant to Subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

                  SECTION 4.15 Increases in Invested Amount. The Transferor may at any time during the Funding Period determine to increase the Invested Amount up to the Full Invested Amount to the extent there are sufficient Principal Receivables in the Trust to permit such increase in the Invested Amount without causing a Pay Out Event to occur with respect to any outstanding Series. Upon determining to increase the Invested Amount pursuant to this Section 4.15, the Transferor shall deliver to the Servicer, the Trustee and each Rating Agency an Officers' Certificate specifying the amount of the increase in the Invested Amount the Transferor has determined to make and certifying that no Pay Out Event with respect to any outstanding Series will occur as a result of or in connection with such increase in the Invested Amount. Upon receipt of such Officer's Certificate by the Trustee, the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount shall be increased pro rata by the amount specified in such Officers' Certificate, whereupon the Trustee shall instruct the Servicer to withdraw from the Pre-Funding Account and pay to the Transferor an amount equal to the amount of such increase in the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

                  Upon the withdrawal of the remaining Pre-Funded Amount, if any, on deposit in the Pre-Funding Account on the first Business Day of the March 1998 Monthly Period and the deposit of such amount in the Excess Funding Account, the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount shall be increased pro rata by such amount.

                  SECTION 4.16 Reallocated Principal Collections for the Series 1997-2 Certificates. (a) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class D Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class D Floating Allocation Percentage or (II) during an Amortization Period, the Class D Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day, (b) the Class B Required Amount for such Business Day and (c) the Class C Required Amount for such Business Day (such amount called "Reallocated Class D Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the components of the Class A Required Amount, then to the components of the Class B Required Amount and then to the components of the Class C Required Amount in the same priority as amounts are applied to such components from Available Series 1997-2 Finance Charge Collections pursuant to subsection 4.9(a) of the Agreement.

                  (b) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class C Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class C Floating Allocation Percentage or (II) during an Amortization Period, the Class C Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the sum of (a) the excess, if any, of the Class A Required Amount for such Business Day over the amount of Reallocated Class D Principal Collections applied with respect thereto for such Business Day and (b) the excess, if any, of the Class B Required Amount for such Business Day over the amount of Reallocated Class D Principal Collections applied with respect thereto for such Business Day (such amount called "Reallocated Class C Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the remaining components of the Class A Required Amount and then to the remaining components of the Class B Required Amount in the same priority as amounts are applied to such components from Available Series 1997-2 Finance Charge Collections pursuant to subsection 4.9(a) of the Agreement.

                  (c) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class B Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Allocation Percentage or (II) during an Amortization Period, the Class B Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the excess, if any, of the Class A Required Amount for such Business Day over the sum of the amount of Reallocated Class D Principal Collections and Reallocated Class C Principal Collections applied with respect thereto for such Business Day (such amount called "Reallocated Class B Principal Collections") and shall apply Principal Collections equal to such amount to the remaining components of the Class A Required Amount in the same priority as amounts are applied to such components from Available Series 1997-2 Finance Charge Collections pursuant to subsection 4.9(a) of the Agreement.

                  SECTION 4.17 Determination of LIBOR. (a) "LIBOR" shall mean, as of any LIBOR Determination Date, the rate for deposits in United States dollars for one month (commencing on the first day of the relevant interest period) which appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date for such interest period. If such rate does not appear on Telerate Page 3750, the rate for such LIBOR Determination Date will be determined on the basis of the rates at which deposits in the United States dollars are offered by the Reference Banks at approximately 11:00 a.m.,

London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of the relevant interest period). The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such LIBOR Determination Date will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such interest period).

                  (b) The Class C Certificate Rate applicable to the then current and the immediately preceding Interest Accrual Periods may be obtained by any Series 1997-2 Certificateholder by telephoning the Trustee at its Corporate Trust Office at (302) 451-2500.

                  (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for such LIBOR Determination Date.

                  SECTION 4.18  Payment Reserve Account.

                  (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Certificateholders, the "Payment Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Payment Reserve Account and in all proceeds thereof. The Payment Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, the institution holding the Payment Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Payment Reserve Account meeting the conditions specified above


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



with a Qualified Institution, and shall transfer any cash or any investments to such new Payment Reserve Account. From the date such new Payment Reserve Account is established, it shall be the "Payment Reserve Account."

                  (b) The Transferor, at its discretion, may on any Business Day withdraw all or a part of any amounts then on deposit in the Payment Reserve Account and apply such funds in accordance with Section 4.9(a) of the Agreement.

                  (c) Funds on deposit in the Payment Reserve Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Payment Reserve Account on any Business Day, after giving effect to any withdrawals from the Payment Reserve Account, shall be invested in Cash Equivalents. The proceeds of any such investments shall be invested in Cash Equivalents.

                  SECTION 4.19  Principal Funding Account.

                  (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Certificateholders, the "Principal Funding Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-2 Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1997-2 Certificateholders. If, at any time, the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. From the date such new Principal Funding Account is established, it shall be the "Principal Funding Account." The Trustee, at the written direction of the Servicer, shall (i)


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make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the commencement of the Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.12 of the Agreement.

                  (b) Funds on deposit in the Principal Funding Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. On the Transfer Date occurring in the month following the commencement of the Accumulation Period and on each Transfer Date thereafter with respect to the Accumulation Period, the Trustee, at the Servicer's written direction, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Account Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, and shall apply such amount as if such amounts were Available Series 1997-2 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period. Principal Funding Account Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

                  SECTION 4.20 Accumulation Period Reserve Account.

                  (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Certificateholders, the "Accumulation Period Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-2 Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accumulation Period Reserve Account and in all proceeds thereof. The Accumulation Period Reserve Account shall be under the sole dominion and control of the Trustee for


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the benefit of the Series 1997-2 Certificateholders. If, at any time, the institution holding the Accumulation Period Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Accumulation Period Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Accumulation Period Reserve Account. From the date such new Accumulation Period Reserve Account is established, it shall be the "Accumulation Period Reserve Account." The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Accumulation Period Reserve Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Accumulation Period Reserve Account make a deposit into the Accumulation Period Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.9(a)(xiv) of the Agreement.

                  (b) Funds on deposit in the Accumulation Period Reserve Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Accumulation Period Reserve Account (to the extent the amount on deposit therein is less than the Required Reserve Account Amount) or applied on each Transfer Date as if such amount were Available Series 1997-2 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

                  (c) On or before each Transfer Date with respect to the Accumulation Period and on the first Transfer Date with respect to the Early Amortization Period, the Trustee at the direction of the Servicer shall withdraw from the Accumulation Period Reserve Account, up to the Available Reserve Account Amount, an amount equal to the excess of the Covered Amount for the related Interest Accrual Period over the Principal Funding Account Investment Proceeds with respect to such Transfer Date, and the amount of such withdrawal shall be applied as if such amount were Available Series 1997-2 Finance Charge Collections available to be applied pursu-


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



ant to subsection 4.9(a) on the last Business Day of the preceding Monthly
Period.

                  (d) The Accumulation Period Reserve Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement, (b) the date on which the Invested Amount is paid in full, (c) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to the Series 1997-2 Certificates and (d) if the Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Early Amortization Period and the Expected Final Payment Date. Upon the termination of the Accumulation Period Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Accumulation Period Reserve Account on such date as described above) shall be applied as if they were Available Series 1997-2 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

                  SECTION 4.21 Postponement of Accumulation Period. The Accumulation Period is scheduled to commence at the close of business on the last day of the October 2001 Monthly Period; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Servicer, upon written notice to the Trustee, be delayed to the first Business Day of the month that is the number of months prior to the Expected Final Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On each Determination Date until the Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of months such that the sum of the Accumulation Period Factors for each Monthly Period during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be less than one month.

                  SECTION 4.22 Defeasance. On the date that the following conditions shall have been satisfied: (i) the Transferor shall have deposited
(x) in the Principal


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Funding Account, an amount such that the amount on deposit in the Principal
Funding Account following such deposit is equal to the sum of the Class A Outstanding Principal Amount, the Class B Outstanding Principal Amount and the Class C Outstanding Principal Amount, and (y) in the Accumulation Period Reserve Account, an amount equal to or greater than the Covered Amount, as estimated by the Transferor, for the period from the date of such deposit to the Principal Funding Account through the Expected Final Payment Date; (ii) the Transferor shall have delivered to the Trustee (a) an opinion of counsel to the effect that such deposit will not result in the Trust being required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (b) an opinion of counsel to the effect that following such deposit none of the Trust, the Accumulation Period Reserve Account or the Principal Funding Account will be deemed to be an association (or publicly traded partnership) taxable as a corporation, (c) a certificate of an officer of the Transferor stating that the Transferor reasonably believes that such deposit will not cause a Pay Out Event or any event that, with the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur; and (iv) a Ratings Event will not occur, the Series 1997-2 Certificates will no longer be entitled to security interest of the Trust in the Receivables and, except those set forth in clause (i) above, other Trust assets and the percentages applicable to the allocation to the Series 1997-2 Certificateholders of Principal Collections, Finance Charge Collections and Defaulted Receivables will be reduced to zero. Upon the satisfaction of the foregoing conditions, the Class D Invested Amount will be reduced to zero.

                  SECTION 7. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1997-2 Certificates:


                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

                  SECTION 5.1 Distributions. (a) On each Distribution Date, the Paying Agent shall distribute (in


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accordance with the Settlement Statement delivered by the Servicer to the
Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class A Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by each Class A Certificate held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to each Class A Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class A Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class A Certificateholders holding Class A Certificates evidencing Undivided Interests aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class A Certificateholder, to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five days prior to related Distribution Date; provided, however, that the final payment in retirement of the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

                  (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class B Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class B Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class B Certificateholders holding Class B Certificates evidencing Undivided Interest aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class B Certificateholder, to an account or accounts designated by such Class B Certificateholder


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



by written notice given to the Paying Agent not less than five days prior to the related Distributed Date; provided, however, that the final payment in retirement of the Class B Certificates will be made only upon presentation and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

                  (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class C Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class C Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to each Class C Certificateholder to an account or accounts designated by such Class C Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class C Certificates will be made only upon presentation and surrender of the Class C Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

                  (d) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class D Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class D Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class D Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to each Class D Certificateholder to an account or accounts designated by such Class D Certificateholder by written notice given to the Paying Agent not less than five days prior to the


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



related Distribution Date; provided, however, that the final payment in retirement of the Class D Certificates will be made only upon presentation and surrender of the Class D Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

                  SECTION 5.2 Certificateholders' Statement. (a) On the 20th day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Certificate-holder and the Rating Agencies a statement substantially in the form of Exhibit B prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of
(ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

                           (i)  the total amount distributed;

                           (ii) the amount of such distribution allocable to Certificate Principal;

                           (iii) the amount of such distribution allocable to Certificate Interest;

                           (iv) the amount of Principal Collections received in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

                           (v) the amount of Finance Charge Collections processed during the preceding Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively, and the amount of Principal Funding Account Investment Proceeds and investment earnings on amounts on deposit in the Accumulation Period Reserve Account and the Pre-Funding Account;



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



                           (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, the Class D Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the Fixed/Floating Allocation Percentage, Class B Fixed/Floating Allocation Percentage, or Class C Fixed/Floating Allocation Percentage as applicable, as of the end of the day on the last day of the related Monthly Period;

                           (vii) the aggregate outstanding balance of Receivables which are current, 30-59, 60-89, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

                           (viii) the aggregate Investor Default Amount for the preceding Monthly Period;

                           (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs for the preceding Monthly Period;

                           (x) the amount of the Servicing Fee for the preceding Monthly Period;

                           (xi) the Class A Pool Factor, the Class B Pool Factor and the Class C Pool Factor as of the end of the last day of the Monthly Period immediately preceding the Determination Date;

                           (xii) the amount of unreimbursed Reallocated Class B Principal Collections, Reallocated Class C Principal Collections and Reallocated Class D Principal Collections for the related Monthly Period;

                           (xiii) the aggregate amount of funds in the Excess Funding Account and the Pre-Funding Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

                           (xiv) the Specified Class C Reserve Amount, the amount then on deposit in the Class C Reserve Account and whether a Class C Trigger Event has occurred;


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




                           (xv) the number of new Accounts the Receivables in which have been added to the Trust during the related Monthly Period;

                           (xvi) the Portfolio Yield for the related Monthly Period;

                           (xvii) the Base Rate for the related Monthly Period;

                           (xviii) the Principal Funding Account Balance on the related Transfer Date;

                           (xix) the Accumulation Shortfall;

                           (xx) the scheduled date for the commencement of the Accumulation Period and the Accumulation Period Length; and

                           (xxi) the amount of Principal Funding Account Investment Proceeds deposited in the Collection Account on the related Transfer Date, the Required Reserve Account Amount and the Available Reserve Account Amount as of the related Transfer Date, and the Covered Amount for the related Interest Accrual Period.

                           (b)  Annual Certificateholders' Tax State-
ment. On or before January 31 of each calendar year, beginning with calendar year 1998, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-2 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1997-2 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-2 Certificateholder, together with, on or before January 31 of each year, beginning in 1998, such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1997-2 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be


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



provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                           SECTION 8. Series 1997-2 Pay Out Events. If any one
of the following events shall occur with respect to the Series 1997-2
Certificates:

                           (a) failure on the part of the Transferor (i) to
make any payment or deposit required to be made by the Transferor by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or (iii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1997-2 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1997-2 Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1997-2, and continues to affect materially and adversely the interests of the Series 1997-2 Certificateholders for such period;

                           (b) any representation or warranty made by the
Transferor in the Agreement or this Series Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1997-2 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1997-2, and (ii) as a result of which the interests of the Series 1997-2 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1997-2 Pay Out Event pursuant to this


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



subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions of the Agreement;

                           (c) the average of the Portfolio Yields for any
three consecutive Monthly Periods is reduced to a rate which is less than the weighted average Base Rates for such three consecutive Monthly Periods;

                           (d) (i) the Transferor Interest shall be less than
the Minimum Transferor Interest, (ii) (A) the sum of the amount on deposit in the Pre-Funding Account plus the Series Allocation Percentage of the sum of the total amount of Principal Receivables plus amounts on deposit in the Excess Funding Account shall be less than (B) the sum of the Class A Outstanding Principal Amount, the Class B Outstanding Principal Amount, the Class C Outstanding Principal Amount and the Class D Outstanding Principal Amount,
(iii) the total amount of Principal Receivables and the amounts on deposit in the Excess Funding Account and the Principal Funding Account shall be less than the Minimum Aggregate Principal Receivables or (iv) the Retained Percentage shall be equal to or less than 2%, in each case as of any Determination Date; or

                           (e) any Servicer Default shall occur which would
have a material adverse effect on the Series 1997-2 Certificateholders;

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 1997-2 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1997-2, by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a pay out event (a "Series 1997-2 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c) or (d), a Series 1997-2 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1997-2 Certificateholders immediately upon the occurrence of such event.



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



                  SECTION 9. Series 1997-2 Termination. The right of the Series 1997-2 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1997-2 Termination Date unless such Series is an Affected Series as specified in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1997-2 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.

                  SECTION 10. Legends; Transfer and Exchange; Restrictions on Transfer of Series 1997-2 Certificates; Tax Treatment. (a) Each Class B Certificate will bear a legend or legends in substantially the following form:

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT
         (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN
         SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R.
         SECTION 2510.301-1 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE
         (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                  Each Certificate Owner by virtue of its beneficial interest in the Class B Certificates shall be deemed to have made the representations and warranties stated in such legend.



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



                  (b) The Class C Certificates have not been, and will not be, registered under the Securities Act or any state securities law. No reoffer, resale, pledge (except as provided in the Pooling and Servicing Agreement) or other transfer of any Class C Certificate or any interest therein or participation thereof will be made unless such resale or transfer is made (i) to the Transferor, (ii) to a limited number of institutional "accredited investors" (as defined in Rule 501 (a)(1), (2), (3) or (7) under the Securities
Act) in a transaction exempt from the registration requirements of the Securities Act (upon delivery of the documentation required by the Pooling and Servicing Agreement and, if the Trustee so requires, an opinion of counsel satisfactory to the Trustee) or (iii) pursuant to Rule 144A to a person who the seller of the Class C Certificates reasonably believes is a QIB purchasing for its own account or a QIB purchasing for the account of a QIB, whom the holder has informed, in each case, that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A. Neither the Transferor nor the Trustee is obligated to register the Class C Certificates under the Securities Act or to take any otherwise required under the Pooling and Servicing Agreement or the Series 1997-2 Supplement to permit the transfer of Class C Certificates without registration. No Class C Certificate or any interest therein may be sold, traded, conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred (each, a "Transfer") except in accordance with this Section 10. Any Transfer of a Class C Certificate otherwise permitted by this Section 10 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to such Holder's Class C Certificates and no Transfers of partial interests in a Class C Certificate will be permitted. No Class C Certificate or any interest therein may be Transferred to any Person (each, an "Assignee") unless the Assignee has executed and delivered the certification referred to in subsection 10(f) below and the Transferor has granted prior written consent thereto. Such consent shall be granted unless the Transferor determines in its sole and absolute discretion that such Transfer would create more than an insubstantial risk that the Trust would be classified for Federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, that any attempted Transfer that would cause the number of Target-ed Holders to exceed one hundred shall be void; and provided, further, that there shall not at any time be more than 10 Class C Certificateholders or such other number as may be consented to by the Transferor, which consent may be withheld in its sole and absolute discretion.

                  (c) Each initial purchaser of a Class C Certificate or any interest therein and any Assignee thereof shall certify to the Transferor and the Trustee that it is either (A)(i) a citizen or resident of the U.S., (ii) a corporation, partnership or other entity organized in or under the laws of the U.S. or any political subdivision thereof or (iii) a person not described in
(i) or (ii) whose ownership of the Class C Certificates is effectively connected with such person's conduct of a trade or business within the U.S. (within the meaning of the Internal Revenue Code) and whose ownership of any interest in a Class C Certificate will not result in any withholding obligation with respect to any payments with respect to the Class C Certificates by any person (other than withholding, if any, under Section 1446 of the Code) or (B) an estate the income of which is includible in gross income for U.S. Federal income tax purposes or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. It also agrees that (a) if it is a person described in clause (A)(i) or (A)(ii) above, it will furnish to the Transferor, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form W-9 and a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form or (b) if it is a person described in clause (A)(iii) above, it will furnish to the Transferor, the Servicer and the Trustee a properly executed U.S. Internal Revenue Service Form 4224 (or applicable successor form) and a new Form 4224 (or applicable successor form) upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee). Such person recognizes that if it is a tax-exempt entity a portion of the payments with respect to the Certificates may constitute unrelated business taxable income.

                  If the purchaser is a Person which is described in clause A(iii) of the preceding paragraph, it will deliver a properly completed and executed Form 4224 (or applicable successor form) indicating no taxes will be required to be withheld by any person with respect to any payments to be made to such purchaser in respect of the Class C Certificates (other than withholding, if any, under Section 1446 of the Code) purchased by it, and it will, during the period in which such Form is effective, report all interest payments received by it in respect of such Class C Certificates as income effectively connected with the conduct of a trade or business in the United States and pay all United States federal income taxes imposed with respect to such income as required by law. Further, such purchaser will provide the Transferor and the Trustee a new Form 4224 (or applicable successor form) upon the expiration or obsolescence of any previously delivered Form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such purchaser, and it will comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption. Each initial purchaser of a Class C Certificate or any interest therein and any Assignee thereof must certify to the Transferor and the Trustee that if it is not created or organized under the laws of the United States or any State thereof (including the District of Columbia) it will, upon written notice by the Transferor that the Transferor intends, pursuant to Section 1446 or other applicable section of the Code, to withhold U.S. tax (a "Withholding Tax") from amounts paid or accruing with respect to a Class C Certificate to such purchaser (such determination being a "Withholding Event"), such purchaser shall for tax years for which the purchaser has already filed U.S. federal income tax returns (each a "Prior Tax Year") prior to proper notice of such Withholding Event, provide (A) a signed officer's certificate of such purchaser stating that amounts paid or accruing hereunder have been included in such purchaser's U.S. federal income tax returns for each such Prior Tax Year, which certificate may be relied on by the Transferor in asserting to the Internal Revenue Service the applicability of Section 1463 of the Code with respect to any Withholding Tax for each such Prior Tax Year and
(B) provide information to the Transferor or, at the option of such purchaser, to the Internal Revenue Service in support of the application of Section 1463 of the Code for each such Prior Tax Year.

                  (d) Each initial purchaser of a Class C Certificate or any interest therein and any Assignee thereof shall further certify to the Transferor and the Trustee that it has neither acquired nor will it Transfer the Class C Certificates (or any interest therein) or cause the Class C Certificates to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Internal Revenue Code and any treasury regulation thereunder, including a market wherein the Class C Certificates (or any interest therein) are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to the Class C Certificates (or any interest therein) and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others. In addition, each initial purchaser of a Class C Certificate or any interest therein and any Assignee must certify, prior to any delivery or Transfer to it of a Class C Certificate that, for so long as it holds an interest in a Class C Certificate, it is not and will not become a partnership, Subchapter S corporation or grantor trust for U.S. Federal income tax purposes. If an initial purchaser of an interest in a Class C Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if the Transferor agrees to permit such a Transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each initial purchaser of an interest in a Class C Certificate and Assignee acknowledges that the Opinion of Counsel to the effect that the Trust will not be subject to tax at the entity level is dependent in part on the accuracy of the certifications described in this Section 10(c).

                  (e) Each Class C Certificate will bear legends substantially in the following form:

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER EITHER
         (A) IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R.
         SECTION 2510.301-1 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE
         (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) OR (B) IS AN INSURANCE COMPANY ACTING ON BEHALF OF ITS GENERAL ACCOUNT AND (I) ON THE DATE IT ACQUIRES THE CLASS C CERTIFICATES, LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA AND SECTION 4975 OF THE CODE, AND (II) IF, AFTER THE INITIAL ACQUISITION OF THE CLASS C CERTIFICATES, AT ANY TIME DURING ANY CALENDAR QUARTER 25% OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY SUCH INSURANCE COMPANY NO LESS FREQUENTLY THAN EACH CALENDAR QUARTER) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES APPLIES TO THE CONTINUED HOLDING OF THE CLASS C CERTIFICATES UNDER SECTION 401(C) OF ERISA AND THE FINAL REGULATIONS THEREUNDER OR UNDER AN EXEMPTION OR REGULATION ISSUED BY

         THE DOL UNDER ERISA, THEN SUCH INSURANCE COMPANY AGREES TO DISPOSE OF ALL OF THE CLASS C CERTIFICATES THEN HELD IN ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER.

                  THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED BY A PERSON WHO IS NOT EITHER (A)(I) A CITIZEN OR RESIDENT OF THE UNITED STATES, (II) A CORPORATION, PARTNERSHIP OR OTHER ENTITY ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR (III) A PERSON NOT DESCRIBED IN (I) OR (II) WHOSE OWNERSHIP OF THE CLASS C CERTIFICATES IS EFFECTIVELY CONNECTED WITH SUCH PERSON'S CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES (WITHIN THE MEANING OF THE CODE) AND ITS OWNERSHIP OF ANY INTEREST IN A CLASS C CERTIFICATE WILL NOT RESULT IN ANY WITHHOLDING OBLIGATION WITH RESPECT TO ANY PAYMENTS WITH RESPECT TO THE CLASS C CERTIFICATES BY ANY PERSON (OTHER THAN WITHHOLDING, IF ANY, UNDER
         SECTION 1446 OF THE CODE) OR (B) AN ESTATE THE INCOME OF WHICH IS INCLUDIBLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR ANY TRUST IF A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

                  THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(B)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING,
         WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF SECTION 7704(B)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS C CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN

         ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS C CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR, (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE) OR (3) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB OR AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 1997-2 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR

         AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE
         CERTIFICATIONS REQUIRED BY THE SERIES 1997-2 SUPPLEMENT.

                  (f) Upon surrender for registration of transfer of a Class C Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Class C Certificateholder substantially in the form attached as Exhibit C, executed by the registered owner, in person or by such Class C Certificateholder's attorney thereunto duly authorized in writing, and receipt by the Trustee of the written consent of the Transferor to such transfer, such Class C Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class C Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Such transfers of Class C Certificates shall be subject to the restrictions set forth in this Section 10, to such other restrictions as shall be set forth in the text of the Class C Certificates and to such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

                  (g) Each Class D Certificate will bear legends substantially in the following form:

                  THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. THE TRANSFEROR SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE.

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
         BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE
         THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT

         PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR
         SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                  SECTION 11. Compliance with Withholding Requirements. Notwithstanding any other provision of the Agreement, the Trustee and any Paying Agent shall comply with all Federal withholding requirements with respect to payments to the Class C Certificateholders of interest, original issue discount, or other amounts that the Trustee, any Paying Agent, the Servicer or the Transferor reasonably believes are applicable under the Internal Revenue Code. The consent of the Class C Certificateholders shall not be required for any such withholding. In the event the Trustee or the Paying Agent withholds any amount from payments made to any Class C Certificateholder pursuant to federal withholding requirements, the Trustee or the Paying Agent shall indicate to such Class C Certificateholder the amount withheld and all such amounts shall be deemed to have been paid to such Class C Certificateholders and the Class C Certificateholders shall have no claim therefor.

                  SECTION 12. Tax Characterization of the Class C Certificates. It is the intention of the parties hereto that the Class C Certificates be treated for tax purposes as indebtedness. In the event that the Class C Certificates are not so treated, it is the intention of the parties that the Class C Certificates be treated as an interest in a partnership that owns the Receivables. In the event that the Class C Certificates are treated as an interest in a partnership, it is the intention of the parties that interest payable on the Class C Certificates be treated as guaranteed payment and, if for any reason it is not so treated, that the holders of the Class C Certificates be specially allocated gross interest income equal to the interest accrued during each Interest Accrual Period on the Class C Certificates.

                  SECTION 13. Ratification of Agreement. (a) As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. The Transferor hereby confirms the conveyance of the Trust Property to the Trustee for the benefit of the Series 1997-2 Certificateholders.

                           (b) For so long as any of the Class C Certificates
are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and during any period in which the Trust is not subject to
Section 13 or 15(d) of the Exchange Act, each of the Transferor, the Servicer and the Trustee agree to cooperate with each other to provide to any Class C Certificateholder, and to any prospective purchaser of Class C Certificates designated by such Class C Certificateholder upon the request of such Class C Certificateholder or prospective purchaser, the information required by Rule 144A(d)(4) under the Securities Act.

                  SECTION 14. Registration of the Class A Certificates under the Securities Exchange Act of 1934. The Transferor shall cause the Class A Certificates to be registered under the Securities Exchange Act of 1934, as amended, on or before August , 1998 and thereafter maintain such registration until the Class A Invested Amount has been reduced to zero.

                  SECTION 15. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 16. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT

OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 17. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

                  SECTION 18. Certain Amendments. Each Series 1997-2 Certificateholder, by acquiring an interest in a Series 1997-2 Certificate, is deemed to consent to (i) any amendment to the Agreement or this Series Supplement necessary for the Transferor to elect for the Trust or any portion thereof to be treated as a financial asset securitization investment trust ("FASIT") within the meaning of Section 860L of the Internal Revenue Code (or any successor provision thereto), provided, that such election may not be made unless the Transferor delivers an opinion to the Trustee and the Servicer to the effect that such election will not adversely affect the Federal or Applicable Tax State income tax characterization of any outstanding Series of Investor Certificates or the taxability of the Trust under Federal or Applicable Tax State income tax laws and (ii) an amendment to the Trust Pay Out Event specified in subsection 9.1(a) to substitute Metris Companies Inc. for FCI.

                  SECTION 19. Paired Series. Subject to obtaining confirmation by each Rating Agency of the then existing ratings of each class of Certificates which is then rated, and prior to the commencement of the Early Amortization Period, the Certificates may be paired with one or more other Series (each a "Paired Series"). Each Paired Series either will be pre-funded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series and primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such Pre-Funding account will be held for the benefit of such Paired Series and not for the benefit of the Certificateholders. As principal is paid with respect to the Certificates, either (i) in the case of a pre-funded Paired Series, an equal amount of funds on deposit in any Pre-Funding account for such pre-funded Paired Series will be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount paid to the Certificateholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in subsection 6.9(b) of the Agreement.

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1997-2 Supplement to be duly executed by their respective officers as of the day and year first above written.



                                      METRIS RECEIVABLES, INC.
                                           Transferor


                                      By:
                                         -------------------------------------
                                           Name:
                                           Title:



                                      DIRECT MERCHANTS CREDIT CARD BANK,
                                        NATIONAL ASSOCIATION
                                           Servicer


                                      By:
                                         -------------------------------------
                                           Name:
                                           Title:



                                      THE BANK OF NEW YORK (DELAWARE)
                                           Trustee


                                      By:
                                         -------------------------------------
                                           Name:
                                           Title:

                                                                    Exhibit A-1

                      FORM OF CLASS A INVESTOR CERTIFICATE


                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.



No.___                                                               $_________
                                                             CUSIP NO._________


                              METRIS MASTER TRUST
                           FLOATING RATE ASSET BACKED
                      CERTIFICATE, SERIES 1997-2, CLASS A

                  Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Metris Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

                  (Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

                  This certifies that _________ (the "Certificateholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the


                                     A-1-1

"Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between the Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer (the "Servicer"), and The Bank of New York (Delaware) as Trustee (the "Trustee"), and the Series 1997-2 Supplement, dated as of November __, 1997 (the Series 1997-2 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1997-2 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

                  This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Metris Master Trust Floating Rate Asset Backed Certificates, Series 1997-2, Class A" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

                  The Transferor has structured the Agreement, the Class A Certificates, the Metris Master Trust Floating Rate Asset Backed Certificates, Series 1997-2, Class B (the "Class B Certificates" and collectively with the Class A Certificates, the "Offered Certificates") and the Metris Master Trust Floating Rate Asset Backed Certificates, Series 1997-2, Class C (the "Class C Certificates") with the intention that the Offered Certificates and the Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Certificate (a "Class A Certifi-cateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the


                                     A-1-2

Class A Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                  No principal will be payable to the Class A
Certificateholders until the earlier of the Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs. No principal will be payable to the Class B Certificateholders, Class C Certificateholders or Class D Certificateholders (other than with respect to Class D Excess Amounts) until all principal payments have been made to the Class A Certificateholders.

                  Interest on the Class A Certificates will be payable on December 20, 1997 and on the 20th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of (i) the Class A Certificate Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the outstanding principal balance of the Class A Certificates as of the close of business on the first day of such Interest Accrual Period provided that interest for the first Distribution Date will be an amount equal to the product of (u) the Class A Initial Invested Amount, (v) ___ divided by 360, and (w) the Class A Certificate Rate determined on November , 1997.

                  Interest payments on the Class A Certificates on each Distribution Date will be funded from Available Series 1997-2 Finance Charge Collections with respect to the preceding Monthly Period (or, with respect to the first Distribution Date, such collections from and including the Closing Date to and including November 30, 1997 plus the amount of the initial deposit to the Interest Funding Account to be made on the Closing Date) and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Certificates and deposited on each business day during such Monthly Period in the Interest Funding Account.

                  "Class A Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero


                                     A-1-3
and (y) an amount equal to (a) the Class A Initial Invested Amount less the Class A Percentage of the initial deposit to the Pre-Funding Account plus the Class A Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class A Certificateholders through and including such Business Day, minus (c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior Distribution Dates pursuant to subsection 4.9(a)(vii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.16(a), (b) and (c), 4.19(b) and 4.20(b), (c) and
(d) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause (c).

                  During the period from and including the Closing Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full Invested Amount; (y) the first day on which a Pay Out Event is deemed to occur; and (z) the first day of the March 1998 Monthly Period (the "Funding Period"), the Pre-Funded Amount will be maintained in a trust account to be established with The Bank of New York (the "Pre-Funding Account"). The "Pre-Funded Amount" will equal the Initial Pre-Funded Amount, minus the amounts of any increases in the Invested Amount during the Funding Period pursuant to
Section 4.15 of the Agreement, minus the amount of any principal losses on funds on deposit in the Pre-Funding Account and minus the amount withdrawn from the Pre-Funding Account and deposited in the Excess Funding Account. On the Closing Date a cash deposit will be made to the Pre-Funding Account such that the amount of Principal Receivables plus the amount of such cash deposit on such date will at least equal the sum of the initial outstanding principal balances of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates and the sum of the then current outstanding principal balance of all Series (excluding the Series 1997-2 Certificates). Funds on deposit in the Pre-Funding Account will be invested by


                                     A-1-4
the Trustee at the direction of the Servicer in Cash Equivalents.

                  During the Funding Period, funds on deposit in the Pre-Funding Account will be withdrawn and paid to the Transferor to the extent of any increases in the Invested Amount as a result of the increase in the amount of Receivables in the Trust. In the event of the occurrence of a Pay Out Event during the Funding Period, the amounts remaining on deposit in the Pre-Funding Account, will be payable as principal first to the Class A Certificateholders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Class C Certificateholders until the Class C Invested Amount is paid in full. Should the Pre-Funded Amount be greater than zero on the first Business Day of the March 1998 Monthly Period, such amount will be deposited in the Excess Funding Account, and the Class A Invested Amount, Class B Invested Amount and Class C Invested Amount shall be increased pro rata in an aggregate amount equal to the amount of such deposit.

                  Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Certificates, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal on the Class A Certificates is due and payable no later than the May 2006 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 1997-2 Termination Date"). After the earlier to occur of (i) the Scheduled Series 1997-2 Termination Date and (ii) the day after the Distribution Date on which the Series 1997-2 Certificates are paid in full (the "Series 1997-2 Termination Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificates. In the event that the Class A Invested Amount is greater than zero on the Series 1997-2 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall


                                     A-1-5
pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.



                                     A-1-6

                  IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.


                                        METRIS RECEIVABLES, INC.


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:


Dated:

                         CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                         THE BANK OF NEW YORK (DELAWARE)


                                         By:
                                            -----------------------------------
                                             Name:
                                             Title:


                                     A-1-7

                                                                    Exhibit A-2

                      FORM OF CLASS B INVESTOR CERTIFICATE

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT
         (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN
         SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R.
         SECTION 2510.301-1 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE
         (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.



                                     A-2-1

No.____                                                             $__________
                                                            CUSIP NO.__________


                              METRIS MASTER TRUST
                           FLOATING RATE ASSET BACKED
                      CERTIFICATE, SERIES 1997-2, CLASS B

                  Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Metris Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

                  (Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

                  This certifies that __________ (the "Certificateholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between the Transferor, Direct Merchants Credit Card Bank, National Association, as the Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1997-2 Supplement, dated as of November , 1997 (the "Series 1997-2 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1997-2 Supplement, is herein referred to as the "Agreement". The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

                  This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms


                                     A-2-2
used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Metris Master Trust Floating Rate Asset Backed Certificates, Series 1997-2, Class B" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

                  The Transferor has structured the Agreement, the Class B Certificates, the Metris Master Trust Floating Rate Asset Backed Certificates, Series 1997-2, Class A (the "Class A Certificates" and collectively with the Class B Certificates the "Offered Certificates") and the Metris Master Trust Floating Rate Asset Backed Certificates, Series 1997-2, Class C (the "Class C Certificates") with the intention that the Offered Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Certificate (a "Class B Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                  No principal will be payable to the Class B
Certificateholders until the earlier of the Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs but in no event earlier than the Distribution Date either on or following the Distribution Date on which the Class A Invested Amount had been paid in full. No principal will be payable to the Class B Certificateholders until all principal payments have been made to the Class A Certificateholders. No principal payments will be made to the Class C Certificateholders or Class D Certificateholders (other than with respect to Class D Excess Amounts) until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.




                                     A-2-3

                  Interest on the Offered Certificates will be payable on December 20, 1997 and on the 20th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to (1) with respect to the Class A Certificates an amount equal to the product of (i) the Class A Certificate Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and
(iii) the outstanding principal balance of the Class A Certificates as of the close of business on the first day of such Interest Accrual Period and (2) with respect to the Class B Certificates (a) the product of (i) the Class B Certificate Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the outstanding principal balance of the Class B Certificates as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the product of
(u) the Class B Initial Invested Amount, (v) __ divided by 360, and (w) the Class B Certificate Rate determined on November __, 1997); provided, however, that with respect to any Distribution Date related to the Funding Period the amount described in clause (iii) shall be the Class B Outstanding Principal Amount at the close of business on the first day of such Interest Accrual Period.

                  Interest payments on the Class A Certificates on each Distribution Date will be funded from Available Series 1997-2 Finance Charge Collections with respect to the preceding Monthly Period (or, with respect to the first Distribution Date, such collections from and including the Closing Date to and including November 30, 1997 plus the amount of the initial deposit to the Interest Funding Account to be made on the Closing Date) and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Certificates and deposited on each business day during such Monthly Period in the Interest Funding Account.

                  Subject to the prior payment of interest on the Class A Certificates, interest payments on the Class B Certificates on each Distribution Date will be funded from the portion of Available Series 1997-2 Finance


                                     A-2-4

Charge Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the Class B Certificates and deposited on each business day during such Monthly Period in the Interest Funding Account.

                  "Class B Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class B Initial Invested Amount less the Class B Percentage of the initial deposit to the Pre-Funding Account plus the Class B Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class B Certificateholders through and including such Business Day, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Business Days, and plus (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(x) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.16(a) and (b), 4.19(b) and 4.20(b), (c) and (d) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

                  During the period from and including the Closing Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full Invested Amount; (y) the first day on which a Pay Out Event is deemed to occur; and (z) the first day of the March 1998 Monthly Period (the "Funding Period"), the Pre-Funded Amount will be maintained in a trust account to be established with The Bank of New York (the "Pre-Funding Account"). The "Pre-Funded Amount" will equal the Initial Pre-Funded Amount, minus the amounts of any increases in the Invested Amount during the Funding Period pursuant to
Section 4.15 of the Agreement, minus the amount of any principal losses on funds on deposit in the Pre-Funding Account and minus the amount withdrawn from the Pre-


                                     A-2-5

Funding Account and deposited in the Excess Funding Account. On the Closing Date a cash deposit will be made to the Pre-Funding Account such that the amount of Principal Receivables plus the amount of such cash deposit on such date will at least equal the sum of the initial outstanding principal balances of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates and the sum of the then current outstanding principal balance of all Series (excluding the Series 1997-2 Certificates). Funds on deposit in the Pre-Funding Account will be invested by the Trustee at the direction of the Servicer in Cash Equivalents.

                  During the Funding Period, funds on deposit in the Pre-Funding Account will be withdrawn and paid to the Transferor to the extent of any increases in the Invested Amount as a result of the increase in the amount of Receivables in the Trust. In the event of the occurrence of a Pay Out Event during the Funding Period, the amounts remaining on deposit in the Pre-Funding Account, will be payable as principal first to the Class A Certificateholders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Class C Certificateholders until the Class C Invested Amount is paid in full. Should the Pre-Funded Amount be greater than zero on the first Business Day of the March 1998 Monthly Period, such amount will be deposited in the Excess Funding Account, and the Class A Invested Amount, Class B Invested Amount and Class C Invested Amount shall be increased pro rata in an aggregate amount equal to the amount of such deposit.

                  Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Certificates, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. All principal on the Class B Certificates is due and payable no later than the May 2006 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 1997-2 Termination Date"). After the earlier to occur of (i) the Scheduled Series 1997-2 Termination Date and (ii) the day after the Distribution Date on which the Series 1997-2 Certificates are paid in full (the "Series 1997-2 Termination Date") neither the Trust nor the Transferor


                                     A-2-6
will have any further obligation to distribute principal or interest on the Class B Certificates. In the event that the Class B Invested Amount is greater than zero on the Series 1997-2 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata - in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                     A-2-7

                  IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.


                                             METRIS RECEIVABLES, INC.


                                             By:
                                                -------------------------------
                                                 Name:
                                                 Title:


Dated:

                         CERTIFICATE OF AUTHENTICATION


                  This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                             THE BANK OF NEW YORK (DELAWARE)


                                             By:
                                                -------------------------------
                                                 Name:
                                                 Title:


                                     A-2-8

                                                                    Exhibit A-3

                      FORM OF CLASS C INVESTOR CERTIFICATE

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER EITHER
         (A) IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R.
         SECTION 2510.301-1 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE
         (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) OR (B) IS AN INSURANCE COMPANY ACTING ON BEHALF OF ITS GENERAL ACCOUNT AND (I) ON THE DATE IT ACQUIRES THE CLASS C CERTIFICATES, LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA AND SECTION 4975 OF THE CODE, AND (II) IF, AFTER THE INITIAL ACQUISITION OF THE CLASS C CERTIFICATES, AT ANY TIME DURING ANY CALENDAR QUARTER 25% OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY SUCH INSURANCE COMPANY NO LESS FREQUENTLY THAN EACH CALENDAR QUARTER) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES APPLIES TO THE CONTINUED HOLDING OF THE CLASS C CERTIFICATES UNDER SECTION 401(C) OF ERISA AND THE FINAL REGULATIONS THEREUNDER OR UNDER AN EXEMPTION OR REGULATION ISSUED BY THE DOL UNDER ERISA, THEN SUCH INSURANCE COMPANY AGREES TO DISPOSE OF ALL OF THE CLASS C CERTIFICATES THEN


                                     A-3-1

         HELD IN ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER.

                  THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED BY A PERSON WHO IS NOT EITHER (A)(I) A CITIZEN OR RESIDENT OF THE UNITED STATES, (II) A CORPORATION, PARTNERSHIP OR OTHER ENTITY ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR (III) A PERSON NOT DESCRIBED IN (I) OR (II) WHOSE OWNERSHIP OF THE CLASS C CERTIFICATES IS EFFECTIVELY CONNECTED WITH SUCH PERSON'S CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES (WITHIN THE MEANING OF THE CODE) AND ITS OWNERSHIP OF ANY INTEREST IN A CLASS C CERTIFICATE WILL NOT RESULT IN ANY WITHHOLDING OBLIGATION WITH RESPECT TO ANY PAYMENTS WITH RESPECT TO THE CLASS C CERTIFICATES BY ANY PERSON (OTHER THAN WITHHOLDING, IF ANY, UNDER
         SECTION 1446 OF THE CODE) OR (B) AN ESTATE THE INCOME OF WHICH IS INCLUDIBLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR ANY TRUST IF A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

                  THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(B)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING,
         WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF SECTION 7704(B)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS C CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS C CERTIFICATES AND STANDS READY TO EFFECT


                                     A-3-2

         BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR, (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE) OR (3) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB OR AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 1997-2 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 1997-2 SUPPLEMENT.


                                     A-3-3

No.____                                                              $_________


                              METRIS MASTER TRUST
                           FLOATING RATE ASSET BACKED
                      CERTIFICATE, SERIES 1997-2, CLASS C

                  Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by certain subsidiaries of Metris Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

                  (Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

                  This certifies that ___________________ (the
"Certificateholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between the Transferor, Direct Merchants Credit Card Bank, National Association as the Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1997-2 Supplement, dated as of November , 1997 (the "Series 1997-2 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1997-2 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

                  This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms


                                     A-3-4
used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Metris Master Trust Floating Rate Asset Backed Certificates, Series 1997-2, Class C" (the "Class C Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

                  The Transferor has structured the Agreement, the Class C Certificates, the Metris Master Trust Floating Rate Asset Backed Certificates, Series 1997-2, Class A (the "Class A Certificates") and the Metris Master Trust Floating Rate Asset Backed Certificates, Series 1997-2, Class B (the "Class B Certificates") with the intention that the Class A, Class B and Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class C Certificate (a "Class C Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class C Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                  No principal will be payable to the Class C
Certificateholders until the earlier of the Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs but in no event earlier than the Distribution Date either on or following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have been paid in full. No principal payments will be payable to the Class C Certificateholders until the Distribution Date either on or following the Distribution Date on which the Class A Invested Amount and Class B Invested Amount have been paid in full.

                  Interest on the Class C Certificates will be payable on December 20, 1997 and on each Distribution Date thereafter, in an amount equal to the product of (i) the Class C Certificate Rate, (ii) a fraction the numera-tor of which is the actual number of days in the related


                                     A-3-5

Interest Accrual Period and the denominator of which is 360 and (iii) the Class C Invested Amount as of the close of business on the first day of such Interest Accrual Period (or in the case of the initial Distribution Date, an amount equal to the sum of (I) the product of (u) the Class C Initial Invested Amount,
(v) __ divided by 360, and (w) the Class C Certificate Rate determined on November __, 1997); provided, however, that with respect to any Distribution Date related to the Funding Period the amount described in clause (iii) shall be the Class C Outstanding Principal Amount at the close of business on the first day of such Interest Accrual Period.

                  Subject to the prior payment of interest on the Class A Certificates and Class B Certificates, interest payments on the Class C Certificates on each Distribution Date will be funded from the portion of Available Series 1997-2 Finance Charge Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the Class C Certificates and deposited on each business day during such Monthly Period in the Interest Funding Account.

                  "Class C Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class C Initial Invested Amount less the Class C Percentage of the initial deposit to the Pre-Funding Account plus the Class C Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class C Certificateholders through and including such Business Day, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Business Days, and plus (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xi) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.16(a), 4.19(b) and 4.20(b), (c) and


                                     A-3-6

(d) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

                  During the period from and including the Closing Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full Invested Amount; (y) the first day on which a Pay Out Event is deemed to occur; and (z) the first day of the March 1998 Monthly Period (the "Funding Period"), the Pre-Funded Amount will be maintained in a trust account to be established with The Bank of New York (the "Pre-Funding Account"). The "Pre-Funded Amount" will equal the Initial Pre-Funded Amount, minus the amounts of any increases in the Invested Amount during the Funding Period pursuant to
Section 4.15 of the Agreement, minus the amount of any principal losses on funds on deposit in the Pre-Funding Account and minus the amount withdrawn from the Pre-Funding Account and deposited in the Excess Funding Account. On the Closing Date a cash deposit will be made to the Pre-Funding Account such that the amount of Principal Receivables plus the amount of such cash deposit on such date will at least equal the sum of the initial outstanding principal balances of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates and the sum of the then current outstanding principal balance of all Series (excluding the Series 1997-2 Certificates). Funds on deposit in the Pre-Funding Account will be invested by the Trustee at the direction of the Servicer in Cash Equivalents.

                  During the Funding Period, funds on deposit in the Pre-Funding Account will be withdrawn and paid to the Transferor to the extent of any increases in the Invested Amount as a result of the increase in the amount of Receivables in the Trust. In the event of the occurrence of a Pay Out Event during the Funding Period, the amounts remaining on deposit in the Pre-Funding Account, will be payable as principal first to the Class A Certificateholders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Class C Certificateholders until the Class C Invested Amount is paid in full. Should the Pre-Funded Amount be greater than zero on the first Business Day of the March 1998 Monthly Period, such amount will be deposited in the


                                     A-3-7

Excess Funding Account, and the Class A Invested Amount, Class B Invested Amount and Class C Invested Amount shall be increased pro rata in an aggregate amount equal to the amount of such deposit.

                  Subject to the Agreement, payments of principal are limited to the unpaid Class C Invested Amount of the Class C Certificates, which may be less than the unpaid balance of the Class C Certificates pursuant to the terms of the Agreement. All principal on the Class C Certificates is due and payable no later than the May 2006 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 1997-2 Termination Date"). After the earlier to occur of (i) the Scheduled Series 1997-2 Termination Date and (ii) the day after the Distribution Date on which the Series 1997-2 Certificates are paid in full (the "Series 1997-2 Termination Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificates. In the event that the Class C Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                     A-3-8

                  IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.


                                        METRIS RECEIVABLES, INC.


                                        By:
                                           -----------------------------------
                                            Name:
                                            Title:


Dated:


                  CERTIFICATE OF AUTHENTICATION


                  This is one of the Class C Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                        THE BANK OF NEW YORK (DELAWARE)



                                        By:
                                           -----------------------------------
                                            Name:
                                            Title:





                                     A-3-9

                                                                    Exhibit A-4

                      FORM OF CLASS D INVESTOR CERTIFICATE


                  THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. THE TRANSFEROR SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE.

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT
         (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN
         SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

No.____                                                              $_________




                                     A-4-1

                              METRIS MASTER TRUST
                                0% ASSET BACKED
                      CERTIFICATE, SERIES 1997-2, CLASS D

                  Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Metris Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

                  (Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

                  This certifies that ______________ (the "Certificateholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and between the Transferor, Direct Merchants Credit Card Bank, National Association as the Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1997-2 Supplement, dated as of November ___, 1997 (the "Series 1997-2 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1997-2 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

                  This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Metris Master Trust 0% Asset Backed Certificates, Series 1997-2, Class D" (the "Class D


                                     A-4-2

Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

                  Metris Receivables, Inc. shall be prohibited from transferring any interest in or portion of the Class D Certificate.

                  No principal will be payable to the Class D
Certificateholders (other than with respect to Class D Excess Amounts) until the earlier of the Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs but in no event earlier than the Distribution Date either on or following the Distribution Date on which Class A Invested Amount, Class B Invested Amount and the Class C Invested Amount have been paid in full. No principal will be payable to the Class D Certificateholders until all principal payments have first been made to the Class A Certificateholders, Class B Certificateholders and Class C Certificateholders.

                  "Class D Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the initial principal balance of the Class D Certificates, minus (b) the aggregate amount of principal payments made to Class D Certificateholders through and including such Business Day, minus (c) the aggregate amounts by which the Transferor has reduced the Class D Invested Amount pursuant to subsection 4.12(d) of the Agreement, minus (d) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Reallocated Principal Collections for all prior Business Days, plus (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.19(b) and 4.20(b), (c) and (d) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).



                                     A-4-3

                  Subject to the Agreement, payments of principal are limited to the unpaid Class D Invested Amount of the Class D Certificates, which may be less than the unpaid balance of the Class D Certificates pursuant to the terms of the Agreement. All principal on the Class D Certificates is due and payable no later than the May 2006 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 1997-2 Termination Date"). After the earlier to occur of (i) the Scheduled Series 1997-2 Termination Date or (ii) the day after the Distribution Date on which the Series 1997-2 Certificates are paid in full (the "Series 1997-2 Termination Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class D Certificates. In the event that the Class D Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                     A-4-4

                  IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.


                                             METRIS RECEIVABLES, INC.


                                             By:
                                                -------------------------------
                                                 Name:
                                                 Title:


Dated:


                         CERTIFICATE OF AUTHENTICATION


                  This is one of the Class D Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                             THE BANK OF NEW YORK (DELAWARE)



                                             By:
                                                -------------------------------
                                                 Name:
                                                 Title:


                                     A-4-5

                                                                      EXHIBIT B

                [Form of Monthly Certificateholders' Statement]

                                                                      EXHIBIT C

Metris Receivables, Inc.
4400 Baker Road, Suite F470
Minnetonka, Minnesota  55343

Direct Merchants Credit Card Bank,
  National Association
1455 West 2200 South
Salt Lake City, Utah  84119

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware 19711


Re:      Metris Master Trust Floating Rate Asset Backed
Certificates, Series 1997-2, Class C

Ladies and Gentlemen:

         In connection with our proposed purchase of $_________ in principal amount of Metris Master Trust Floating Rate Asset Backed Certificates, Series 1997-2, Class C (the "Class C Certificates"), we confirm that:

         [TO BE INCLUDED IN EACH LETTER TO BE SIGNED BY THE PURCHASERS FROM THE INITIAL PURCHASER] [1. We have received a copy of the Private Placement Memorandum dated November __, 1997 relating to the Class C Certificates (the "Private Placement Memorandum") and such other information and documentation as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum and any such other information and documentation speaks only as of its date and that the information contained in the Private Placement Memorandum and such other information and documentation may not be correct or complete as of any time subsequent to such date.]

         2. We agree to be bound by the restrictions and conditions set forth in the Pooling and Servicing Agreement, dated as of May 26, 1995, as amended (the "Pooling and Servicing Agreement") and as supplemented by the Series 1997-2 Supplement dated as of November , 1997 (the "Series 1997-2 Supplement" and together with the Pooling and Servicing Agreement, the "Pooling and Servic-ing Agreement"), each by and between Metris Receivables, Inc., as Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer, and The Bank of New York (Delaware), as Trustee, relating to the Class C Certificates and agree to be bound by, and not reoffer, resell, pledge, participate, hypothecate or otherwise dispose or transfer (any such act, a "Transfer") the Class C Certificates except in compliance with, certain restrictions and conditions including but not limited to those in Section 10 of the Series 1997-2 Supplement. We understand that capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Series 1997-2 Supplement.

         3. We understand that the Class C Certificates have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law and agree that the Class C Certificates may be reoffered, resold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws and only (i) to the Transferor,
(ii) to a limited number of institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and in a transaction exempt from the registration requirements of the Securities Act (upon delivery of the documentation required by the Pooling and Servicing Agreement and, if the Trustee so requires, an opinion of counsel satisfactory to the Trustee) or
(iii) pursuant to Rule 144A under the Securities Act to a person that we reasonably believe is a qualified institutional buyer within the meaning of Rule 144A ("QIB") purchasing for its own account or a QIB purchasing for the account of a QIB, whom we have informed, in each case, that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A.

         4. We have neither acquired nor will we Transfer any Class C Certificate we acquire (or any interest therein) or cause any Class C Certificate (or any interest therein) to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any Treasury regulation thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2)
of the Code and any Treasury regulation thereunder, including a market wherein the Class C Certificates (or any interest therein) are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to the Class C Certificates (or any interest therein) and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others.

         5. We are not and will not become, for so long as we own any interest in the Class C Certificates, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. If this representation cannot be made, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if the Transferor agrees to permit such a Transfer, the Transferor or the Trustee may require additional certifications and representations in order to prevent the Trust from being treated as a publicly traded partnership.

         6. We are a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) whose ownership of the Class C Certificates is effectively connected with such person's conduct of a trade or business within the United States (within the meaning of the Code) and our ownership of any interest in a Class C Certificate will not result in any withholding obligation with respect to any payments with respect to the Class C Certificates by any person or (B) an estate the income of which is includible in gross income for United States federal income tax purposes or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. We agree that (a) if we are a person described in clause (A)(i) or (A)(ii) above, we will furnish to the person from whom we are acquiring a Class C Certificate, the Transferor, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form W-9 and a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form or (b) if we are a person described in clause (A)(iii) above, we will furnish to the person from whom we are acquiring a Class C Certificate, the Transferor, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 (or applicable successor form) and a new Form 4224 (or applicable successor form), upon the expiration or obsolescence of any previously delivered form (and, in each case, such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee). We recognize that if we are a tax-exempt entity, payments with respect to the Class C Certificates may constitute unrelated business taxable income.

         7. We understand that no subsequent Transfer of a Class C Certificate is permitted unless the Transferor consents in writing to the proposed Transfer, which consent shall be granted (assuming that all other conditions to such Transfer are satisfied) unless the Transferor determines in its sole and absolute discretion that such Transfer would create more than an insubstantial risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, that any attempted Transfer that would cause the number of Targeted Holders to exceed one-hundred shall be void; and provided, further, that there shall not at any time be more than 10 holders of Class C Certificates of Series 1997-2 or such other number as may be consented to by the Transferor, which consent may be withheld in its sole and absolute discretion.

         "Targeted Holder" means (i) each holder of a right to receive interest or principal with respect to the Class C Certificates (or other interests in the Trust), other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for Federal income tax purposes, and (ii) any holder of a right to receive any amount in respect of the Transferor Interest; provided, that any person holding more than one interest each of which would cause such person to be a Targeted Holder shall be treated as a single Targeted Holder.

         8. We understand that the opinion of tax counsel that the Trust will not be subject to tax at the entity level is dependent in part on the accuracy of the representations in paragraphs [3, 4, 5 and 6] [4, 5, 6 and 7] and that, if such representations are not accurate, in addition to our being subject to having our purchase rescinded, we will be liable for damages.

         9. We understand that if we are not created or organized under the laws of the United States or any State thereof (including the District of Columbia), we will, upon written notice by the Transferor that the Transferor intends, pursuant to Section 1446 or other applicable section of the Code, to withhold U.S. tax (a "Withholding Tax") from amounts paid or accruing to us with respect to our interest in a Class C Certificate (such determination being a "Withholding Event"), for tax years for which we have already filed U.S. federal income tax returns (each a "Prior Tax Year") prior to proper notice of such Withholding Event, provide (A) a signed officer's certificate stating that amounts paid or accruing to us with respect to our interest in a Class C Certificate have been included in our U.S. federal income tax returns for each such Prior Tax Year, which certificate may be relied on by the Transferor in asserting to the Internal Revenue Service the applicability of Section 1463 of the Code with respect to any Withholding Tax for each such Prior Tax Year and
(B) provide information to the Transferor or, at our option, to the Internal Revenue Service in support of the application of Section 1463 of the Code for each such Prior Tax Year.

         10. We are (a) an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Class C Certificates, and we are acquiring each of the Class C Certificates purchased by us for our own account or for a single account (which is an institutional "accredited investor") as to which we exercise sole investment discretion and we and any such account for which we are acting are each able to bear the economic risk of our or its investment or (b) a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for our own account or for the account of a "qualified institutional buyer" and we understand that the sale to us is being made in reliance on Rule 144A under the Securities Act.

         11. We are either (a) not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or section 4975 of the Code, (iv) an entity whose underlying assets include "plan assets" (as defined in 29 C.F.R. Section 2510.301-1 or otherwise under ERISA) by reason of a plan's investment in the entity or (v) a person investing "plan assets" of any such plan (including without limitation, for purposes of clause (iv) and this clause (v), any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended) or (b) an insurance company acting on behalf of our general account and (i) on the date hereof less than 25% of the assets of such general account (as reasonably determined by us) constitute "plan assets" for purposes of Title I of ERISA and
Section 4975 of the code, and (ii) we agree that if, after our initial acquisition of the Class C Certificates, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by us no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Class C Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the DOL under ERISA, then we will dispose of all of the Class C Certificates then held in our general account by the end of the next following calendar quarter.

         12. We understand that any purported Transfer of any Class C Certificate in contravention of the restrictions and conditions in paragraphs 1 through [10] [11] above (including any violation of the representation in paragraph [4] [5] by an investor who continues to hold a Class C Certificate occurring any time after the Transfer in which it acquired such Class C Certificate) shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a Class C Certificateholder for any purpose.

         13. We further understand that, on any proposed resale, pledge or transfer of any Class C Certificates, we will be required to furnish to the Trustee and the Registrar, such certification and other information as the Trustee or the Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Class C Certificates and the Pooling and Servicing Agreement pursuant to which the Class C Certificates were issued and we agree that if we determine to Transfer any Class C Certificate, we will cause our proposed transferee to provide the Transferor, the Servicer and the Trustee with a letter substantially in the form of this letter. We further understand that Class C Certificates purchased by us will bear a legend to the foregoing effect.

         14. The person signing this letter on behalf of the ultimate beneficial purchaser of the Class C Certificates has been duly authorized by such beneficial purchaser of the Class C Certificates to do so.

         15. The Class C Certificates purchased by us should be registered in the name and issued in the denominations set forth on Schedule 1 hereto. All payments on the Class C Certificates held by us should be wired to us in accordance with the instructions set forth on Schedule 1 hereto unless we otherwise notify the Transferor, the Servicer and the Trustee in writing.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                              Very truly yours,

                                              [NAME OF TRANSFEREE]

                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                                                     Schedule 1


                     Registration and Payment Instructions


Registration Instructions:

Full Legal Name of Purchaser:
                             --------------------------------------------------

Number and Denomination of Certificates:
                                        ---------------------------------------


Payment Instructions:

Name of Bank:

Address of Bank:

Account Name:

Account Number:

ABA Number:
           ---------------------------------

Reference:
           ---------------------------------

Notice Information:


Address:
           ---------------------------------

           ---------------------------------

           ---------------------------------

Attention:
           ---------------------------------

Telephone:
           ---------------------------------

Telefax:
           ---------------------------------